UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                         SCHEDULE 14A - AMENDMENT 1
                   Information Required in Proxy Statement
                          SCHEDULE 14A INFORMATION

 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                    1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|x | Preliminary Proxy Statement

| | Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|  | Definitive Proxy Statement

|  | Definitive Additional Materials

|  | Soliciting Material Under Rule 14a-12.

                            DAKOTA IMAGING, INC.
              (Name of Registrant as Specified in Its Charter)





  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box):
|X|  No fee required.

|   |     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1)  Title of each class of securities to which transaction applies:
     Common Stock, par value $.001 per share, of Dakota Imaging, Inc.

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: The filing fee was calculated pursuant to Exchange Act Rule 0-11 (c)(1), and is the product of multiplying 1/50 of 1% by an amount equal to the sum of (x) the product of ______________ shares of Common Stock, par value $.001 per share, of Dakota Imaging, Inc. multiplied by $_____________ per share, and (y) $___________ payable to holders of outstanding options to purchase shares of Common Stock in exchange for the cancellation of such options.
     (4)  Proposed maximum aggregate value of transaction:  -0-

     (5)  Total fee paid:   -0-

|   |     Fee paid previously with preliminary materials.

| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     _____________________________________________

     (2)  Form, Schedule or Registration Statement No.:

     _____________________________________________

     (3)  Filing Party:

     _____________________________________________

     (4)  Date Filed:

     _____________________________________________

                            DAKOTA IMAGING, INC.
                            4483 West Reno Avenue
                             Las Vegas, NV 89118
                               (702) 221-8070

Dear Dakota Imaging, Inc. Shareholder:

      You are cordially invited to attend the Annual meeting of shareholders of Dakota Imaging, Inc., a North Dakota corporation, ("Dakota") to be held on April 4, 2002, at 10:00 a.m., local time, at The Conference Room, Suite 115 - 1850 E. Flamingo Road, Las Vegas, Nevada 89119. At the Annual meeting, you will be asked to consider and vote on the following proposals;

1. To elect a new Board of Directors for Dakota to serve through the next year, (current nominations are for Gregg Giuffria, Veldon Simpson, and Richard Hannigan);

2.   To change the Company's fiscal year end to December 31;

3. To change the Company's name from Dakota Imaging, Inc. to Voyager Entertainment International, Inc.;

4.   To amend the Company's Certificate of Incorporation to:
            *    reflect the name change referenced in proposal 3;
* provide for holders of a majority of the Company's voting stock to take corporate action by written consent, without having to submit the action to a vote of all of the shareholders; and
* specify the notice requirements to shareholders of an action to be taken by majority stockholder consent.

5.   To amend and restate the Company's Bylaws to:
   * change the authorized number of directors that the Company may have to no fewer than 1 nor more than 7;
   *    reflect the change in fiscal year end referenced in proposal 2;
   * add a provision for the office of Chief Executive Officer to be the highest ranking office of the Company;
   * provide for holders of a majority of the Company's voting stock to take corporate action by written consent, without having to submit the action to a vote of all of the shareholders;
   * specify the notice requirements to shareholders of an action to be taken by majority stockholder consent; and
   * update, expand and provide greater detail to the Bylaws to further define the manner by which the Company will be governed.

6. To Ratify the appointment of MERDINGER, FRUCHTER, ROSEN & CORSO, P.C. to serve as the Company's auditor;

7. To adopt a stock option plan providing for options on up to 5 million shares of common stock; and

8. To transact such other business as may properly come before the Annual meeting or any adjournment or postponement.

     The Board of Directors has specified March 1, 2002, at the close of business, as the record date for the purpose of determining the shareholders who are entitled to receive notice of and to vote at the Annual meeting. A list of the shareholders entitled to vote at the Annual meeting will be available for examination by any shareholder at the Annual meeting. For 10 days prior to the Annual meeting, this shareholder list will also be available for inspection by shareholders at our corporate offices at 4483 West Reno Avenue, Las Vegas during ordinary business hours.

     Please read the proxy statement and other materials concerning Dakota Imaging, Inc., which are mailed with this notice, for a more complete statement regarding the Proposals to be acted upon at the Annual meeting.

      Whether or not you plan to attend the Annual meeting, please take the time to vote on the Proposals submitted by completing and mailing the enclosed proxy card to us. Please sign, date and mail your proxy card indicating how you wish to vote. If you fail to return your proxy card, the effect will be a vote against the Proposals.

                                   Sincerely,

                                   /s/ Richard Hannigan
                                   Richard Hannigan
                                   PRESIDENT AND DIRECTOR

     The Proposals voted upon have not been approved or disapproved by the Securities and Exchange Commission (the "SEC") or any state securities regulators nor has the SEC or any state securities regulator passed upon the fairness or merits of the Proposals or upon the accuracy or adequacy of the information contained in this proxy statement. Any representation to the contrary is unlawful.

      This proxy statement is dated March 20, 2002, and is first being mailed to Dakota shareholders on or about March ____, 2002 to shareholders of record as of March 1, 2002.

                            DAKOTA IMAGING, INC.
                            4483 West Reno Avenue
                             Las Vegas, NV 89118
                               (702) 221-8070

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON APRIL 4, 2002

Dear Dakota Shareholder:

      We will hold the Annual meeting of Shareholders of Dakota Imaging, Inc. on April 4, 2002, at 10:00 a.m., local time, at the Conference Room, Suite 115, 1850 E. Flamingo Rd., Las Vegas, Nevada 89119, for the following purposes:

  1. To elect a new Board of Directors for Dakota to serve through the next year, (current nominations are for Gregg Giuffria, Veldon Simpson, and Richard Hannigan);

  2.   To change the Company's fiscal year end to December 31;

  3. To change the Company's name from Dakota Imaging, Inc. to Voyager Entertainment International, Inc.;

  4.   To amend the Company's Certificate of Incorporation to:
*    reflect the name change referenced in proposal 3;
* provide for holders of a majority of the Company's voting stock to take corporate action by written consent, without having to submit the action to a vote of all of the shareholders; and
* specify the notice requirements to shareholders of an action to be taken by majority stockholder consent.

  5.   To amend and restate the Company's Bylaws to:
* change the authorized number of directors that the Company may have to no fewer than 1 nor more than 7;
*    reflect the change in fiscal year end referenced in proposal 2;
* add a provision for the office of Chief Executive Officer to be the highest ranking office of the Company;
* provide for holders of a majority of the Company's voting stock to take corporate action by written consent, without having to submit the action to a vote of all of the shareholders;
* specify the notice requirements to shareholders of an action to be taken by majority stockholder consent; and
* update, expand and provide greater detail to the Bylaws to further define the manner by which the Company will be governed.

6. To ratify the appointment of MERDINGER, FRUCHTER, ROSEN & CORSO, P.C. to serve as the Company's auditor;

7. To adopt a stock option plan providing for options on up to 5 million shares of common stock; and

  8. To transact such other business as may properly come before the Annual meeting or any adjournment or postponement.

      The Board of Directors has determined that the Proposals are fair to, and in the best interests of, the Dakota shareholders and unanimously recommends that you vote "FOR" the Proposals.

      Only Dakota shareholders of record at the close of business on March 1, 2002 are entitled to notice of and to vote at the Annual meeting or any adjournment or postponement thereof. A complete list of the shareholders entitled to vote at the Annual meeting or any adjournments or postponements of the Annual meeting will be available at and during the Annual meeting.

          The information contained in this letter is only a summary of the actions to be voted on at the Annual Meeting and is not meant to be complete and exhaustive. You are encouraged to read the attached proxy statement, including its exhibits, in its entirety for further information regarding the proposals.

YOUR VOTE IS IMPORTANT. TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY TO THE COMPANY, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON. YOU MAY REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT ANYTIME BEFORE IT HAS BEEN
VOTED AT THE ANNUAL MEETING. IF YOU RETURN A PROXY WITHOUT SPECIFYING A CHOICE ON THE PROXY, THE PROXY WILL BE VOTED "FOR" THE PROPOSALS. IT MAY BE POSSIBLE FOR YOU TO VOTE IN PERSON AT THE ANNUAL MEETING EVEN IF YOU HAVE RETURNED A PROXY. PLEASE REVIEW THE PROXY STATEMENT FOR MORE INFORMATION.

                         By Order of the Board of Directors

                         /s/ Richard Hannigan
                         Richard Hannigan
                         PRESIDENT AND DIRECTOR

4483 West Reno Avenue
Las Vegas, NV 89118
March 18, 2002

                              TABLE OF CONTENTS

                                                                         PAGE

SUMMARY OF PROPOSALS                                                       1
     Date, Time and Place                                                  1
     Purpose of the Meeting                                                1
     Shareholders Entitled to Vote                                         2
     Vote Required                                                         2
     Recommendation of Dakota's Board of Directors                         2

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING                         3

WHO CAN HELP ANSWER YOUR QUESTIONS                                         4

CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING STATEMENTS                 4

THE ANNUAL MEETING                                                         5
     Time, Place and Date                                                  5
     Purpose of the Meeting                                                5
          ITEM 1. Election of Directors                                    5
          ITEM 2. Change of fiscal year end                                6
          ITEM 3. Change of name                                           6
          ITEM 4. Amendment to Certificate of Incorporation                7
          ITEM 5. Amendment and restatement of Bylaws                      7
          ITEM 6. Ratify appointment of auditors                           7
          ITEM 7. Adopt Stock Option Plan                                  8
          ITEM 8. Transaction of other business                            9
     Record Date and Voting at the Annual Meeting                          9
     Votes Required                                                        9
     Solicitation and Proxy Solicitor                                      9
     Revocation and Use of Proxies                                        10
     Adjournments or Postponements                                        10

INTEREST OF CERTAIN PERSONS IN OR
OPPOSITION TO MATTERS ACTED UPON                                          10

AUDIT COMMITTEE ( No Audit Committee Exists)                              11

INDEPENDENT AUDITORS                                                      11

CURRENT OFFICERS AND DIRECTORS                                            12
     Board of Directors Meetings                                          13
     Insider Participation in Compensation Decision                       13
     Board of Directors Report on Executive Compensation                  13

EXECUTIVE COMPENSATION                                                    13

VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS THEREOF                      14

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE                   15

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS                      15

SHAREHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING                         15

OTHER MATTERS                                                             15

EXPENSES OF PROXY SOLICITATION                                            16

WHERE YOU CAN FIND MORE INFORMATION                                       16

EXHIBITS
     Exhibit A - Amended Certificate of Incorporation                    A-1
     Exhibit B - Amended and Restated Bylaws                             B-1
     Exhibit C - 2002 Stock Option Plan                                  C-1

                            SUMMARY OF PROPOSALS

      This summary highlights selected information included in this proxy statement. This summary may not contain all of the information that is important to you. For a more complete understanding of the Proposals and the other information contained in this proxy statement, you should read this entire proxy statement carefully, as well as the additional documents to which it refers. For instructions on obtaining more information, see "Where You Can Find More Information."

Date,   Time  and  Place  of  Annual April 4, 2002, at 10:00 a.m., Las Vegas
Meeting time, at the Conference Room, Suite 115, 1850 East Flamingo Rd., Las Vegas, Nevada, ("the Annual Meeting"). (See "INTRODUCTION")

Purpose of the Meeting                  1.   To elect a new Board of Directors
                                          for Dakota to serve through the next
                                          year, (current nominations are for
                                          Gregg Giuffria, Veldon Simpson, and
                                          Richard Hannigan);

                                        2.    To change the Company's fiscal
                                          year end to December 31;

                                        3.   To change the Company's name from
                                          Dakota  Imaging, Inc.  to  Voyager
                                          Entertainment International, Inc.;

                                        4.   To amend the Company's Certificate
                                          of Incorporation;

                                        5.   To amend and restate the Company's
                                          Bylaws;

                                        6.    To  Ratify the appointment  of
                                          MERDINGER, FRUCHTER, ROSEN & CORSO,
                                         P.C. to serve as the Company's auditor;

                                        7.    To  adopt a stock option  plan
                                          providing for options of up  to  5
                                          million shares of common stock; and

                                        8.   To transact such other business as
                                          may properly come before the Annual
                                          meeting  or  any  adjournment   or
                                          postponement.

Shareholders Entitled to Vote        Only  Dakota shareholders of record  at
                                     5:00  p.m., Las Vegas time on March  1,
                                     2002  are entitled to notice of and  to
                                     vote at the Annual Meeting.

Vote Required                        Under  North Dakota law, the  Proposals
                                     at   the  Annual  meeting  require  the
                                     affirmative  vote of the holders  of  a
                                     majority  of  the Dakota  Common  Stock
                                     outstanding and entitled to vote.  (See
                                     "Introduction," and "The  Proposal-Vote
                                     Required.") The officers and  directors
                                     of   Dakota  control  an  aggregate  of
                                     18,000,000 shares of common  stock  and
                                     1,500,000  shares  of preferred  stock.
                                     The  preferred  stock has  10:1  voting
                                     rights.  Therefore, in  the  aggregate,
                                     the  officers and directors  of  Dakota
                                     control, and intend to vote, 33,000,000
                                     votes, of the total potential aggregate
                                     votes of 49,015,000, (34,015,000 common
                                     share  votes, and 15,000,000  preferred
                                     votes),    or    approximately     67%,
                                     consequently   the   passage   of   the
                                     proposals is assured.

Recommendation  of  the   Board   of
Directors of Dakota                  Our  Board  of Directors has determined
                                     that the Proposals are advisable and in
                                     the  best interests of Dakota  and  our
                                     shareholders and that the Proposals are
                                     fair  to our shareholders Our Board  of
                                     Directors  recommends  that  you   vote
                                     "FOR" adoption of the Proposals.

             QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

WHAT DOES OUR BOARD OF DIRECTORS RECOMMEND?

     Our Board of Directors recommends that you vote "FOR" adoption of the Proposals. Our Board of Directors has determined that the Proposals are advisable and in the best interests of Dakota and our shareholders and that the Proposals are fair to our shareholders.

     Our Board of Directors has approved and recommended adoption of the Proposals.

IF MY SHARES OF DAKOTA COMMON STOCK ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

      No. The law does not allow your broker to vote your shares of Dakota common stock on the Proposals at the Annual meeting without your direction. You should follow the instructions from your broker on how to vote your shares. Shares that are not voted because you do not instruct your broker are called "broker non-votes," and will have the effect of a vote "AGAINST" the Proposals.

IF I SEND IN MY PROXY CARD BUT DO NOT INDICATE MY VOTE, HOW WILL MY SHARES BE VOTED?

      If you sign and return your proxy card but do not indicate how to vote your shares at the Annual meeting, the shares represented by your proxy will be voted "FOR" the Proposals.

WHAT IF I DON'T RETURN MY PROXY CARD?

      Since it takes a majority of the shares outstanding to approve the Proposals, not returning your proxy card is the same as voting against the Proposals.

WHAT SHOULD I DO NOW TO VOTE AT THE ANNUAL MEETING?

      Sign, mark and mail your proxy card indicating your vote on the Proposals in the enclosed return envelope as soon as possible, so that your shares of Dakota common stock can be voted at the Annual meeting.

MAY I CHANGE MY VOTE AFTER I MAIL MY PROXY CARD?

      Yes. You may change your vote at any time before your proxy is voted at the Annual meeting. You can do this in one of three ways:

     * You can send Dakota a written statement that you revoke your proxy, which to be effective must be received prior to the vote at the Annual meeting;

     * You can send Dakota a new proxy card prior to the vote at the Annual meeting, which to be effective must be received by Dakota prior to the vote at the Annual meeting; or

     * You can attend the Annual meeting and vote in person. Your attendance alone will not revoke your proxy. You must attend the Annual meeting and cast your vote at the Annual meeting.

     Send any revocation of a proxy or new proxy card to the attention of the Corporate Secretary at Dakota, 4483 West Reno Avenue, Las Vegas, Nevada (702) 221-8070. If your shares are held in street name, you must follow the directions provided by your broker to vote your shares or to change your instructions.

WHO CAN HELP ANSWER YOUR QUESTIONS

      If you have more questions about the Proposals or would like additional copies of the proxy statement, you should contact:

                            Dakota Imaging, Inc.
                            4483 West Reno Avenue
                             Las Vegas, NV 89118
                         Attention: Richard Hannigan
                           President and Director
                      Telephone Number: (702) 221-8070

                       CAUTIONARY STATEMENT CONCERNING
                         FORWARD-LOOKING STATEMENTS

      This proxy statement and the documents to which we refer you to in this proxy statement may contain forward-looking statements. In addition, from time to time, we or our representatives may make forward-looking statements orally or in writing. We base these forward-looking statements on our expectations and projections about future events, which we derive from the information currently available to us. Such forward-looking statements relate to future events or our future performance, including:

     *    our financial performance and projections;

     *    our growth in revenue and earnings; and

     *    our business prospects and opportunities.

      You can identify forward-looking statements by those that are not historical in nature, particularly those that use terminology such as "may," "will," "should," "expects," "anticipates," "contemplates," "estimates," "believes", "plans," "projected," "predicts," "potential" or "continue" or the negative of these or similar terms. In evaluating these forward-looking statements, you should consider various factors, including

     *    our ability to retain the business of our significant customers;

     *    our ability to keep pace with new technology and changing market needs

     *    our ability, upon completion of the merger, to obtain capital; and

     *    the competitive environment of our business.

      These and other factors may cause our actual results to differ materially from any forward-looking statement.

      Forward-looking statements are only predictions. The forward-looking events discussed in this proxy statement, the documents to which we refer you and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties and assumptions about us. We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions, the forward-looking events discussed in this proxy statement, the documents to which we refer you and other statements made from time to time by us or our representatives, might not occur.

                             THE ANNUAL MEETING

TIME, PLACE AND DATE

      We are furnishing this proxy statement to Dakota shareholders in connection with the solicitation of proxies by the Dakota Board of Directors for use at the Annual meeting of shareholders of Dakota to be held on April 4, 2002, at 10:00 a.m., local time, at the Conference Room, Suite 115, 1850 East Flamingo Rd., Las Vegas, Nevada, or any adjournment or postponement thereof, pursuant to the enclosed Notice of Annual Meeting of Shareholders.

PURPOSE OF THE MEETING

      At the Annual meeting, holders of Dakota common stock of record as of the close of business on March 1, 2002 will be eligible to vote upon:

ITEM 1.   Election of Directors:

     Our shareholders elect the members of the Board of Directors annually. Current nominations are for Gregg Giuffria, Veldon Simpson, and Richard Hannigan. The nominees have consented to their nomination to the Board of Directors, and will serve if elected. However, if any nominee should become unable or unwilling for good cause to serve for any reason, proxies may be voted for another person nominated as a substitute by the Board of Directors, or the Board of Directors may reduce the number of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF GREGG GIUFFRIA, VELDON SIMPSON AND RICHARD HANNIGAN.

ITEM 2.        Change of fiscal year from October 31 to December 31:

     The Company is proposing to change its year-end from 10/31 to 12/31. The basis for the year-end change is to harmonize the release of the Company's quarterly and annual financial statements and operating results with the release of similar information by the majority of the companies in its industry. This will facilitate the comparison of the Company's financial and operating performance to other companies in its peer group.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR CHANGE OF FISCAL YEAR FROM OCTOBER 31 TO DECEMBER 31.

ITEM 3. Change of name from Dakota Imaging, Inc. to Voyager Entertainment International, Inc.:

     On February 8, 2002, pursuant to a reverse triangular merger, Voyager Ventures, Inc. became our wholly-owned subsidiary. As a result of this merger, our business focus and plan were changed to become an Entertainment and Themed Attraction company primarily focusing on the construction of unique new attractions throughout the World.

     The Company's first major project will be to design, finance, develop and manage a unique new attraction to be located on the Las Vegas Strip. It is the intention of the Company to build the world's largest Ferris wheel with 33 vehicles called Sky Cruiser's. The vertical revolving vehicles will overlook the Las Vegas Strip as it revolves higher than a 50-story building at 518 feet. One slow rotation in a vehicle will last 24 minutes and each vehicle will travel at 0.652 MPH.

     In connection with the merger our Board of Directors believes it is important that our corporate name be reflective of our future business enterprise. Accordingly, our Board of Directors has unanimously approved "Voyager Entertainment International, Inc." as our corporate name. If the name change is approved by the shareholders our Certificate of Incorporation will have to be amended and filed with the North Dakota Secretary of State in order to make the name change effective. A copy of the Amendment to the Certificate of Incorporation is attached hereto as Exhibit A.

     The proposed amendment reads as follows:

A. Paragraph 1 shall be deleted in its entirety and the following inserted in lieu thereof:

Article 1. The name of the corporation as reflected in the Articles of Incorporation on file with the Secretary of State.

          VOYAGER ENTERTAINMENT INTERNATIONAL, INC.

      If the shareholders vote in favor of the name change, certificates for shares of the Company's common stock issued under Dakota Imaging, Inc.'s name will continue to represent the same interest in the Company under the new name. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR COMPANY STOCK CERTIFICATES, ALTHOUGH SHAREHOLDERS MAY EXCHANGE THEIR CERTIFICATES IF THEY WISH, AT THEIR SOLE EXPENSE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NAME CHANGE TO VOYAGER ENTERTAINMENT INTERNATIONAL, INC.

ITEM 4.   Amend the Company's Certificate of Incorporation:

      The Company is proposing to amend its Certificate of Incorporation to provide for holders of a majority of the Company's voting stock to take corporate action by written consent, without having to submit the action to a vote of all of the shareholders.

      Pursuant to current North Dakota law (section 10-19.1-75 (1)) "If the articles so provide, any action may be taken by written action signed by the shareholders who own voting power equal to the voting power that would be required to take the same action at a meeting of the shareholders at which all shareholders were present."

     Additionally, Section 14(c) and Schedule 14C of the Securities Exchange Act of 1934 requires that if action is being taken by written consent when a special or annual meeting to solicit shareholders would otherwise by required, we must deliver an information statement, pursuant to the above mentioned rule, 20 calendar days prior to the taking of such corporate action. This coincides with the changes made to the Amended and Restated Bylaws.

     This proposal has the effect of eliminating the need for a shareholders vote in situations where a majority of the shareholders are willing to approve of a matter in writing without a meeting. This saves the expense of a shareholders meeting, in addition to saving on the cost of expensive proxy solicitation material. However, as a result of proxy rule 14(c ) the shareholders would receive information on the action to be taken, 20 days in advance of the action, providing time for the shareholders to take action against the majority consent. The negative impact of this amendment is that minority shareholders will not have the ability to share their opinions at a meeting of the shareholders.

     The proposed amendment reads as follows:

     The following shall be added as Article 6.

Pursuant to Section 10-19.1-75 of the North Dakota Business Corporation Act, any action which may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. All such consents shall be filed with the secretary of the corporation and shall be maintained in the corporate records. Any shareholder giving a written consent, or the shareholder's proxy holders, or a transferee of the shares of a personal representative of the shareholder of their respective proxy holders, may revoke the consent by a writing received by the secretary of the corporation prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the secretary.

A notice of action to be taken by majority stockholder consent shall be sent or otherwise given in a manner in accordance with Section 5 of Article II of the Bylaws, not less than twenty (20) calendar days prior to the earliest date on which the corporate action may be taken. The notice shall specify:
(i) the general nature of the corporate action(s) to be taken;(ii) the date on which the majority stockholder consent was given; (iii) the effects of the action(s) on the corporation and/or its stockholders; and (iv) any conflicts of interest that are present with regards to the action(s) to be taken between the corporation's officers, directors and/or their affiliates. A shareholder who does not sign or consent to the written action has no liability for the action or actions taken by the written actions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION.

ITEM 5.   Amend and restate the Company's Bylaws:

The original Bylaws of Dakota were initially created for a closely held corporation. The Amended Bylaws are better suited to the corporate governance necessary to effectively operate as a public company. The following represent the material changes which are being proposed for the Company:

  1. Current Bylaws set the annual shareholder's meeting on February 15th of each year.

     Proposed Bylaws - Article II, Section 2. sets the annual meeting at a date and time to be designated by the board of directors.

     EXPLANATION:   This amendment allows the Company flexibility in  setting
     its annual shareholder meeting to coincide with the 10-KSB filing and submittal of annual reports to the shareholders.

  2. Current Bylaws provide for special meetings to be called by all of the directors, provided there are no more than three. If there are more than three, by any three directors.

     Proposed Bylaws - Article II, Section 3 provides for special meetings to be called at the request in writing of a majority of the board of directors, or at the request in writing of shareholders holding shares in the aggregate entitled to cast not less than a majority of the votes at any such meeting.

     EXPLANATION:    This  amendment  prevents  one  director  from  delaying
     corporate  action  while  at  the  same  time  providing  the   majority
     shareholders the opportunity to call a special meeting.

  3. Current Bylaws provide for notice of shareholders' meetings to be given at least 10 days prior to the meeting. There is no provision requiring notice to contain the nature of business to be transacted.

     Proposed Bylaws - Article II, Section 4 requires notice to be given not less than ten (10) nor more than sixty (60) days before the date of the meeting. The proposed bylaw also requires the notice to state the general nature of the business to be transacted and also adds language providing that, if action is proposed to be taken at any meeting for approval of (i) contracts or transactions in which a director has a direct or indirect financial interest (ii) an amendment to the articles of incorporation, (iii) a reorganization of the corporation, (iv) dissolution of the corporation, or (v) a distribution to preferred shareholders, the notice shall also state the general nature of such proposal.

     EXPLANATION:   This amendment, by causing the management to state the
     nature of business being transacted in the shareholders' meeting, provides a shareholder with advance notice of what is to be discussed and voted on, which provides a further opportunity to determine the shareholder's position on the issue. Further, the requirement coincides with 14(a) proxy rules under the Securities Exchange Act of 1934.

  4. Current Bylaws provide for (1) notice to be given either personally or by mail (2) makes no discussion for future notices in the event notice is returned to the corporation marked to indicate that the United States Postal Service is unable to deliver and (3) does not require affidavit of mailing of notice.

     Proposed Bylaws - Article II, Section 5 would allow for (1) notice to be given either personally, by mail, telegraphic or by other written communication, (2) in the event notice is returned from the United States Postal Service marked to indicate that they are unable to deliver at such address, all future notices or reports shall be deemed to have been duly given without further mailing if the same shall be available to the shareholder upon written demand of the shareholder and (3) provides that an affidavit of mailing or other means of giving notice of any shareholders' meeting shall be executed by the person giving such notice and shall be filed and maintained in the minute book of the corporation.

     EXPLANATION: This amendment places a burden on the shareholder to provide a change of address to the Company in the event a change of address for the shareholder actually occurred. The amendment saves potential additional costs to the corporation in tracking down shareholders or continuous mailing to improper addresses.

  5. Current bylaws provide that, in the event of adjournment due to a quorum not being present, the shareholders present may adjourn the meeting to some other date and new notice shall be mailed at least 10 days prior to the meeting date.

     Proposed Bylaws - Article II, Section 7, allows adjournment by the vote of the majority of the shares represented at such meeting, either in person or by proxy, but in the absence of a quorum, no other business may be transacted at such meeting. When any meeting of shareholders, either annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at a meeting at which the adjournment is taken.

     EXPLANATION:     This   eliminates  duplicative  notice   resulting   in
     additional expenses to the Company.

  6.   Current Bylaws do not discuss voting.

     Proposed Bylaws - Article II, Section 8, describes in detail who may vote and the procedure for voting.

     EXPLANATION:    This  amendment clarifies  the  details  of  the  voting
     process, which is one of the most important aspects of corporate governance.

  7. Current Bylaws require action by written consent without a meeting to be signed by all shareholders.

     Proposed Bylaws - Article II, Section 10 allows for action by written consent without a meeting if a consent in writing, setting forth the action so taken is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize to take such action at a meeting at which all shares entitled to vote thereon were present.

     Proposed Bylaws - Article II, Section 11, provides that, in the event action is taken by majority consent, notice shall be given to each shareholder not less than twenty (20) calendar days prior to the earliest date on which the corporate action may be taken.

     EXPLANATION: This amendment allows the majority shareholders to take action without the expense of a shareholder's meeting. Additionally, the amendment provides for notice 20 days in advance of the action taken, providing the shareholders with ample opportunity to attempt to disrupt the action. Further, the 20 day notice period falls in line with 14(c ) of the proxy rules under the Securities Exchange Act of 1934.

  8.    Current  Bylaws  do not describe proxies and proxy  procedure.   They
     basically state that shareholders may vote by proxy, but do not describe the proxy procedure.

     Proposed Bylaws - Article II, Section 12, describes proxies and the proxy procedure in detail.

     EXPLANATION:    This amendment enhances the ability of  the  Company  to
     operate under the corporate governance which is requisite in the operation of a public company.

  9.   Current Bylaws do not provide for an Inspector of Election.

     Proposed Bylaws - Article II, Section 13 provides for an Inspector of Election and the duties of the inspector.

     EXPLANATION:    This amendment provides for verification  of  the  votes
     required to take corporate action. It further creates a responsibility in the inspector.

  10.  Current Bylaws do not list powers of the directors.

     Proposed Bylaws - Article III, Section 1 describes the powers of the directors in detail.

     EXPLANATION: The purpose of this amendment is to provide the corporate governance constraints on the board of directors, and further, provide the shareholders with an understanding as to what authority the board of directors has over the management of the company.

  11.  Current Bylaws require at least two directors.

     Proposed Bylaws - Article III, Section 2 authorize the number of directors to be no fewer than one (1) nor more than seven (7). The exact number of authorized directors shall be set by resolution of the board of directors, within the limits specified above.

     EXPLANATION: Although this provision has the effect of potentially reducing the number of directors from the previous two directors, it allows one director, if necessary to operate the Company until another director is nominated. Additionally, by providing for seven (7) directors, there is sufficient provision for two outside directors as required by some stock exchanges.

  12. Current Bylaws discuss briefly the resignation and removal of directors and the filling of vacancies. The basic requirements are similar to the proposed bylaws.

     Proposed Bylaws - Article III, Sections 4 and 5 discuss in more detail the resignation and removal of directors process and the procedure for filling vacancies.

     EXPLANATION:    This  amendment clarifies the  resignation  and  removal
     process of directors.

  13.  Current Bylaws do not provide for set annual meetings of directors.

     Proposed Bylaws - Article III, Section 7 provides for an annual meeting of directors to be held immediately following each annual meeting of shareholders.

     EXPLANATION:    This amendment mandates at least one directors  meeting,
     which will assist the Company in its management oversight.

  14. Current Bylaws give basic procedures for regular or special meetings of directors.

     Proposed Bylaws - Article III, Sections 8, 9, 10 and 11 describe in detail the procedure for "Other Regular Meetings", "Special Meetings" , "Quorum" and Waiver of Notice.

     EXPLANATION:    The existing Bylaws were insufficient in describing  the
     procedures for meetings of directors. The proposed Bylaws conform to the detail required to operate a Company with greater corporate governance.

  15.  Current Bylaws do not provide for adjournment of directors meeting.

     Proposed Bylaws - Article III, Sections 12 and 13 provide that a majority of the directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place. Notice of the time and place of holding an adjourned meeting need not be given, unless the meeting is adjourned for more than twenty-four (24) hours.

     EXPLANATION: This amendment allows the directors who showed up for a properly called meeting to continue the meeting without the requirement of a future notice, which notice may delay action required by the Board.

  16.  Current Bylaws do not provide for fees and compensation of directors.

     Proposed Bylaws - Article III, Section 15 provides that directors and members of committees may receive such compensation, if any, for their services, and such reimbursement of expenses, as may be fixed or determined by resolution of the board of directors.

     EXPLANATION:    This  amendment allows the  Company  to  compensate  its
     directors, which in turn is intended to provide a greater management team for the Company.

  17.  Current Bylaws do not provide for Committees.

     Proposed Bylaws - Article IV, Sections 1 and 2 provide for committees of directors.

     EXPLANATION: This amendment provides for committees of directors, such as audit committees, compensation committees, or acquisition or merger committees, required to operate a public company with disclosure requirement.

  18. Current Bylaws do not have a provision for an office of Chief Executive Officer and provides for the President to be the highest office.

     Proposed Bylaws - Article V, Section 6 provides for a Chief Executive Officer who shall be the principal executive officer of the corporation and, subject to the control of the board of directors, shall, have general charge of the business, affairs and property of the corporation and general supervision over the officers, employees and agents.

     Proposed Bylaws - Article V, Section 7 provides that the President shall be the chief operating officer of the corporation and subject to the control of the board of directors and supervision of the chief executive officer.

     EXPLANATION:   This amendment creates the opportunity for the Company to
     have   an   additional  executive  officer,  which  provides  additional management oversight potential for the Company.

  19. Current Bylaws briefly describe the duties of Vice Presidents, Secretary and Treasurer.

     Proposed bylaws - Article V, Sections 8, 9 and 10 describe the duties of Vice Presidents, Secretary and Treasurer in detail.

     EXPLANATION:    This  amendment assists the Company  in  its  management
     operations, by providing a better method of allocating responsibility.

  20. Current Bylaws provide for the Indemnification of Officers and Directors. This is a very basic indemnification and does not discuss the indemnification process in any detail.

     Proposed Bylaws Article VI, Sections 1, 2, 3, 4, 5, 6, 7, 8, 9, and 10 discuss the indemnification of directors, officers, employees and other agents in detail, including, but not limited to, defense of action, required approval, advance of expenses, insurance and retroactive effect.

     EXPLANATION: Although the current Bylaws provide for Indemnification of Officers and Directors, the new amendment is intended to clarify the basis of indemnification, to prevent future litigation, which is expensive to the Company. Additionally, by having greater clarity in the Indemnification, the Company may attract better management in the future.

  21. Current Bylaws do not make any formal provision or procedure for maintaining records and books.

     Proposed Bylaws Article VII, Section 1 requires the corporation to keep at its principal executive office, or at the office of its transfer agent or registrar, a record of shareholders.

     Article VII, Sections 2, 3 and 5 require the corporation to maintain at its principal executive office the original or copy of the bylaws as amended to date, together with the accounting books and records and minutes of proceedings of the shareholders and board of directors and any committee or committees of the board of directors and a copy of any annual financial statement and any income statement of the corporation for each quarterly period of each fiscal year, and any accompanying balance sheet of the corporation as of the end of each such period, that has been prepared by the corporation.

     EXPLANATION: Inherent in the ability to operate the Company, and provide the required disclosure under the Securities Exchange Act of 1934, is a requirement by management that they maintain proper records of the Company.

  22.  Current Bylaws have no provision for general corporate matters.

     Proposed Bylaws - Article VIII provide for the following general corporate matters.

     Section 1. Record Date. This provision describes in detail the record date for the purpose of determining the shareholders entitled to notice of any meeting or to vote or entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect of any other lawful action.

     Section 2. Closing of Transfer Books. The directors may prescribe a period not exceeding sixty (60) days prior to any meeting of the shareholders during which no transfer of stock on the books of the corporation may be made, or may fix a date not more than sixty (60) days prior to the holding of any such meeting as the day as of which shareholders entitled to notice of and to vote at such meeting shall be determined.

     Section 3.  Registered Shareholders.  Describes registered shareholders.

     Section 4. Checks, Drafts, Evidences of Indebtedness. Describes how all checks, drafts, evidences of indebtedness are to be handled by the corporation.

     Section 5. Corporate Contracts and Instruments; How Executed. Sets an execution procedure for contracts.

     Section 6. Stock Certificates. Describes the corporation's stock certificates, procedure for issuance and designates what officers may execute the certificates.

     Section 7. Dividends. Sets a procedure for the payment of dividends, if any.

     Section  8.  Fiscal Year.  Sets the Corporations fiscal year as December
     31st.

     Section 9. Seal. Describes what shall be inscribed on the corporate seal.

     Section 10. Representation of shares of other corporations. Describes the procedure for voting any and all shares of any other corporation or corporations, foreign or domestic, standing in the name of the corporation.

     Section 11. Construction and Definitions. Explains that, unless the context requires otherwise, the general provisions, rules of construction, and definitions in the North Dakota General Corporation Law shall govern the construction of the bylaws.

     EXPLANATION: This amendment was required as a result of the deficiencies in the current Bylaws relative to corporate matters which are important for any company, however significantly more important to a public company with added disclosure and corporate governance issues.

POTENTIAL NEGATIVE CONSEQUENCES TO SHAREHOLDERS OF AMENDING AND RESTATING THE BYLAWS.

     7-Majority Consent. The proposed change to the Bylaws allowing for actions to be taken by a vote of the Company's majority shareholders negatively impacts minority shareholders by not allowing them the ability to share their opinions at a meeting of the shareholders and not allowing them to actually vote to approve or deny the action that is to be taken.

      11-Change in Number of Directors. The proposed change to the Bylaws allowing for there to be no fewer than 1 nor more than 7 directors may have a negative effect on shareholders by allowing the Company to be governed by a single director. In such a circumstance decisions would be made by a single individual without the assistance of other board members. Because all business and affairs of the Company and all corporate powers are managed under the direction of the board of directors, a board of directors consisting of one individual could have a material effect on the operations of the Company. The single board member would have the authority to:

*      Select  and  remove  all  officers,  agents,  and  employees  of   the
  corporation, prescribe such powers and duties for them as may not be inconsistent with law, with the articles of incorporation or these bylaws, fix their compensation, and require from them security for faithful service;

* Change the principal executive office or the principal business office from one location to another; cause the corporation to be qualified to do business in any other state, territory, dependency, or foreign country and conduct business within or without the State; designate any place within or without the State for the holding of any stockholders' meeting, or meetings, including annual meetings; adopt, make and use a corporate seal, and prescribe the forms of certificates of stock, and alter the form of such seal and of such certificates from time to time as in their judgment they may deem best, provided that such forms shall at all times comply with the provisions of law;

* Authorize the issuance of shares of stock of the corporation from time to time, upon such terms as may be lawful, in consideration of money paid, labor done or services actually rendered, debts or securities cancelled, tangible or intangible property actually received; and

* Borrow money and incur indebtedness for the purpose of the corporation, and cause to be executed and delivered therefor, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations, or other evidences of debt and securities therefor.

     16-Fees and Compensation to Directors. The proposed amendment to the Bylaws allowing for director fees and compensation could have a negative effect on the Company and its shareholders. Directors may become influenced to act in an unethical fashion because of financial motivations. In addition, directors that are independent (not officers or employees of the Company) may be compelled, through the payment of fees or other compensation, to jeopardize their independence and act in a manner contrary to the best interests of the Company or its shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT AND RESTATEMENT OF THE BYLAWS.

ITEM 6. Ratify the appointment of MERDINGER, FRUCHTER, ROSEN & CORSO, P.C. as the Company's new auditor:

     The Company's Board of Directors has voted to engage MERDINGER, FRUCHTER, ROSEN & CORSO, P.C. as its new independent auditor's for the fiscal year ending December 31, 2002. CLYDE BAILEY P.C., of San Antonio, Texas, is the current auditor of the Company. He has agreed to resign as auditor upon approval of the shareholders of the ratification of MERDINGER, FRUCHTER, ROSEN & CORSO, P.C.

     The change in accountants does not result from any dissatisfaction with the quality of professional services rendered by CLYDE BAILEY P.C. as the Company's independent accountant. Please see the "INDEPENDENT AUDITORS" section of this Proxy Statement for additional information on the change of auditors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF MERDINGER, FRUCHTER, ROSEN & CORSO, P.C. FOR THE YEAR ENDED DECEMBER 31, 2002.

ITEM 7. Authorization to adopt an Option Plan providing for Five Million (5,000,000) shares of common stock:

     The Company's Board of Directors has approved the 2002 Stock Option Plan. The plan authorizes the Company to issue 5,000,000 shares of common stock for issuance upon exercise of options. The plan is intended to encourage directors, officers, employees and consultants of the Company to acquire ownership of Common Stock. The opportunity so provided is intended to foster in participants a strong incentive to put forth maximum effort for the continued success and growth of the Company, to aid in retaining individuals who put forth such efforts, and to assist in attracting the best available individuals to the Company in the future. A copy of the option plan is attached hereto as Exhibit C.

     Officers (including officers who are members of the Board of Directors), directors (other than members of the Stock Option Committee (the "Committee") to be established to administer the Stock Option Plan) and other employees and consultants of the Company and its subsidiaries (if established) will be eligible to receive options under the planned Stock Option Plan. The Committee will administer the Stock Option Plan and will determine those persons to whom options will be granted, the number of options to be granted, the provisions applicable to each grant and the time periods during which the options may be exercised. No options may be granted more than ten years after the date of the adoption of the Stock Option Plan.

     Unless the Committee, in its discretion, determines otherwise, non-qualified stock options will be granted with an option price equal to the fair market value of the shares of Common Stock to which the non-qualified stock option relates on the date of grant. In no event may the option price with respect to an incentive stock option granted under the Stock Option Plan be less than the fair market value of such Common Stock to which the incentive stock option relates on the date the incentive stock option is granted.

     Each option granted under the Stock Option Plan will be exercisable for a term of not more than ten years after the date of grant. Certain other restrictions will apply in connection with this Plan when some awards may be exercised. In the event of a change of control (as defined in the Stock
Option Plan), the date on which all options outstanding under the Stock Option Plan may first be exercised will be accelerated. Generally, all options terminate 90 days after a change of control.

     At the present time there is no intent to issue options under the plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE 2002 STOCK OPTION PLAN.

ITEM 8.   Transaction of other business:

     The Company may transact such other business as may properly come before the Annual meeting or any adjournment or postponement thereof, however, the Board of Director's knows of no matters, other than those outlined above, that will be presented for action at the Annual Meeting.

RECORD DATE AND VOTING AT THE ANNUAL MEETING

     The Board of Directors has fixed the close of business on March 1, 2002, as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual meeting and any adjournments and postponements of the Annual meeting. On that day, there were 34,015,000 shares of Dakota common stock outstanding, which shares were held by approximately 67 shareholders of record. Holders of Dakota common stock are entitled to one vote per share. Additionally, there were 1,500,000 shares of Dakota preferred stock outstanding, which shares were held by the three directors. Holders of the issued and outstanding preferred stock have 10:1 voting rights, which in the aggregate constitute 15,000,000 votes.

      A majority of the issued and outstanding shares of Dakota common stock on the record date, represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual meeting. If a quorum is not present, the Annual meeting may be adjourned from time to time, until a quorum is present. Abstentions and broker non-votes are counted as present for purposes of determining the presence of a quorum at the Annual meeting for the transaction of business.

VOTES REQUIRED

      Approval of any Proposal requires the affirmative vote of holders of a majority of the outstanding shares of Dakota common stock entitled to vote at the Annual meeting. A failure to vote or a broker non-vote will have the same legal effect as a vote cast against approval of any Proposal.

      Brokers, and in many cases nominees, will not have discretionary power to vote on the Proposals to be presented at the Annual meeting. Accordingly, beneficial owners of shares must instruct their brokers or nominees how to vote their shares at the Annual meeting.

SOLICITATION AND PROXY SOLICITOR

      Dakota will bear all expenses of the solicitation of proxies in connection with this proxy statement, including the cost of preparing and mailing this proxy statement. Dakota will reimburse brokers, fiduciaries, custodians and their nominees for reasonable out-of-pocket expenses incurred in sending this proxy statement and other proxy materials to, and obtaining instructions relating to such materials from, beneficial owners of Dakota common stock. Dakota shareholder proxies may be solicited by directors, officers and employees of Dakota strictly through the mailing of the proxy statement only.

REVOCATION AND USE OF PROXIES

      The enclosed proxy card is solicited on behalf of the Dakota Board of Directors. A shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) delivering a written notice revoking the proxy to Dakota before the vote at the Annual meeting; (ii) executing a proxy with a later date and delivering it to Dakota before the vote at the Annual meeting; or (iii) attending the Annual meeting and voting in person. Any written notice of revocation should be delivered to the attention of the Corporate Secretary at Dakota, 4483 West Reno Avenue, Las Vegas, NV 89118. Attendance at the Annual meeting without casting a ballot will not, by itself, constitute revocation of a proxy.

     Subject to proper revocation, all shares of Dakota common stock represented at the Annual meeting by properly executed proxies received by Dakota will be voted in accordance with the instructions contained in such proxies. Executed, but unmarked, proxies will be voted "FOR" approval of the Proposals.

ADJOURNMENTS OR POSTPONEMENTS

     Although it is not expected, the Annual meeting may be adjourned or postponed for the purpose of soliciting additional proxies. Any adjournment or postponement of the Annual meeting may be made without notice, other than by an announcement made at the Annual meeting, by approval of the holders of a majority of the votes present in person or represented by proxy at the Annual meeting, whether or not a quorum exists. Any signed proxies received by Dakota will be voted in favor of an adjournment or postponement of the Annual meeting in these circumstances, unless either a written note on the proxy delivered by the shareholder directs otherwise or the shareholder has voted against the Proposals. Thus, proxies voting against the Proposals will not be used to vote for adjournment of the Annual meeting for the purpose of providing additional time to solicit votes to approve the Proposals. Any adjournment or postponement of the Annual meeting for the purpose of soliciting additional proxies will allow Dakota shareholders who have already sent in their proxies to revoke them at any time prior to their use.

                       INTEREST OF CERTAIN PERSONS IN
                     OR OPPOSITION TO MATTERS ACTED UPON

      The Company is not aware of any interest that would be substantially affected through the change of the Company's name, change of the year end to 12/31, amending the Certificate of Incorporation, amending and restating the Bylaws, authorization of Option Plan, or change in auditors, whether adversely or otherwise.

                               AUDIT COMMITTEE

      The  Board of Directors, elected not to incur the expense of  an  Audit
Committee.  Therefore,  at  this time the Company  does  not  have  an  Audit
Committee.

                            INDEPENDENT AUDITORS

     The Company's Board of Directors has voted to engage MERDINGER, FRUCHTER, ROSEN & CORSO, P.C., of Los Angeles, California, as its new independent auditor's for the fiscal year ending December 31, 2002. CLYDE BAILEY P.C., of San Antonio, Texas, is the current auditor of the Company. He has agreed to resign as auditor upon approval of the shareholders of the ratification of MERDINGER, FRUCHTER, ROSEN & CORSO, P.C.

     The change in accountants does not result from any dissatisfaction with the quality of professional services rendered by CLYDE BAILEY P.C. as the Company's independent accountant.

     A representative of MERDINGER, FRUCHTER, ROSEN & CORSO, P.C. is not expected to be present at the Annual meeting.

     Disagreements with Accountants on Accounting and Financial Disclosure

      The audit reports issued by CLYDE BAILEY P.C. with respect to the Company's year ended October 31, 2001 financial statements did not contain an adverse opinion or disclaimer of opinion, and were not qualified as to uncertainty, audit scope or accounting principles. There have been no disagreements between the Company and CLYDE BAILEY P.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of CLYDE BAILEY P.C., would have caused them to make a reference to the subject matter of the disagreement in connection with their audit report.

     Audit Fees

     For professional services rendered with respect to the audit of Dakota's annual financial statements for the year ended October 31, 2001, Dakota paid to CLYDE BAILEY P.C. fees in the amount of $3,750.

     All Other Fees

     Dakota paid $1,650 to CLYDE BAILEY P.C. for audit comment responses to the Form SB-2 for the year ended October 31, 2001.

     In view of the fact that Dakota did not pay to CLYDE BAILEY P.C. any fees in its fiscal year ended October 31, 2001 other than fees for audit services and audit related comment responses, the Board of Directors was not required to consider whether the provision of services other than audit services by CLYDE BAILEY P.C. is compatible with maintaining CLYDE BAILEY P.C. independence in performing audit services.

                       CURRENT OFFICERS AND DIRECTORS

   The directors are to be elected to the Board of Directors for one year to serve until the 2003 Annual meeting of shareholders and until their successors are elected and qualified.

   The following table sets forth information regarding each nominee.

                                       Current Positions and Offices
Name                       Age                  With Dakota
Gregg Giuffria             50   CEO, Chairman and Director
Richard L. Hannigan, Sr.   53   President, Secretary, Treasurer and Director
Veldon Simpson             61   Director

Gregg Giuffria, age 50, is Chairman of the Board/Chief Executive Officer and Director of Dakota Imaging, Inc. Mr. Giuffria was a member of Outland Development LLC from October, 2000 through the Voyager transaction, January 30, 2002. From April, 1997 to October, 2000, Mr. Giuffria served as President and COO of Full House Resorts, Inc. The companies business is the development and management of hotel, casino, resort and amusement park projects. From November, 1995 to November, 1996, Mr. Giuffria was vice-president of corporate development for Casino Data Systems, Inc. Casino Data Systems, Inc.'s business was data and accounting software and slot machine manufacturing. Mr. Giuffria also owned and controlled the patent rights and sub-license rights of "The Telnaes Patent," a gaming and casino patent. These rights were subsequently sold to Casino Data Systems, Inc. and International Game Technology; sublicenses were granted to other companies as well.

Richard L. Hannigan, Sr., age 53, is President/Secretary/Treasurer and Director of Dakota Imaging, Inc. Mr. Hannigan has been President of a design/construction company, Synthetic Systems, Inc. since 1991. This company specializes in custom designs for interior and exterior casino construction. Under Mr. Hannigan's control Synthetic Systems, Inc. has been involved in several casino projects in Las Vegas, including the Luxor Hotel Casino, interior themed areas and exterior main entry Sphinx. Prior to Synthetic Systems, Inc., Mr. Hannigan owned and operated two consulting and construction companies from 1983-1991. These companies, Architectural Services, Inc. and Architectural Systems, Inc., respectively have been responsible for construction projects located in Las Vegas, Palm Springs, Los Angeles and Salt Lake City. Mr. Hannigan, consulted for exterior glazing and exotic fenestrations on commercial as well as casino companies, in Las Vegas.

Veldon Simpson, age 61, is a Director of Dakota Imaging, Inc. Mr. Simpson graduated from Arizona State University's five year architectural Program and holds Masters Degree in Architecture. Mr. Simpson, for the past 35 years has been the owner of Veldon Simpson-Architect, Inc., the Architect of Record for many projects and each of the projects was personally designed by Mr. Simpson, some of the projects are: MGM Grand Hotel & Casino, Excalibur Hotel & Casino, Luxor Hotel & Casino, Circus-Circus Skyrise Hotel, Colorado Belle Hotel & Casino, Edgewater Hotel & Casino, San Remo Hotel & Casino, Avi Hotel & Casino, Casa Blanca Hotel & Casino, Riviera Hotel & Casino, Dobson Ranch Inn, & Scottsday Inn, Casino Royale, Waco Casino in Sanya City, Hainan Province, Mainland China, Remodeled the Dunes Casino, and the Sands Casino & Expo Center, Palace Station Hotel & Casino, Big Bear California Sky Lodge and The Inn at The Space Needle in Seattle, WA. As Architect of Record for the World's Largest Casino's, the company of Veldon Simpson-Architect, Inc., was rated #1 in the USA for the years 1991-1993.

     There are no family relationships between any of the above persons

     Executive officers are to be elected by the Board of Directors of Dakota at its meeting of directors held immediately following the Annual meeting of shareholders to serve for the ensuing year or until their successors have been elected. There are no arrangements or understandings between any officer and any other person pursuant to which the officer is to be elected.

BOARD OF DIRECTORS MEETINGS

      The Board of Directors of Dakota met once during the fiscal year ended October 31, 2001.

INSIDER PARTICIPATION IN COMPENSATION DECISIONS

     The Company has no separate Compensation Committee; the entire Board of Directors makes decisions regarding executive compensation.

BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

     The Board of Directors has no existing policy with respect to the specific relationship of corporate performance to executive compensation. The Board has set executive compensation at what the Board considered to be the minimal levels necessary to retain and compensate the officers of the company for their activities on the Company's behalf.

                           EXECUTIVE COMPENSATION

     The compensation which the Company accrued or paid to the Officers for services in all capacities and for the fiscal years indicated, was as follows:

                                                              Long Term
                           Annual Compensation              Compensation
                                           Other Annual  Restricted
Name             Year     Salary     Bonus Compensation     Stock    Options
Lawrence         2001    $154,073     -0-       -0-          -0-       -0-
Nieters (1)-     2000    $162,500     -0-       -0-          -0-       -0-
Former           1999    $162,500     -0-       -0-          -0-       -0-
President,
Treasurer and
Director
JoEll Nieters    2001    $19,333      -0-       -0-          -0-       -0-
(2)-  Former     2000    $16,000      -0-       -0-          -0-       -0-
Vice President,  1999    $16,000      -0-       -0-          -0-       -0-
Secretary and
Director

Frances Hedman   2001      -0-        -0-       -0-          -0-       -0-
(3)-  Former     2000      -0-        -0-       -0-          -0-       -0-
Director         1999      -0-        -0-       -0-          -0-       -0-

Gregg Giuffria   2002      -0-        -0-       -0-          -0-       -0-
(4)-  CEO and
Director
Richard          2002      -0-        -0-       -0-          -0-       -0-
Hannigan (4)-
President,
Secretary,
Treasurer and
Director
Veldon Simpson   2002      -0-        -0-       -0-          -0-       -0-
(4)- Director

(1) Mr. Nieters served as the Company's President, Treasurer and a Director from its inception in 1991 through February 8, 2002. From October 31, 2001 to February 8, 2002 Mr. Nieters was paid cash compensation of $39,350.
(2) Mrs. Nieters served as the Company's Vice President, Secretary and a Director from its inception in 1991 through February 8, 2002. From October 31, 2001 to February 8, 2002 Mrs. Nieters was paid cash compensation of $4,825.
(3) Mr. Hedman served as a Director of the Company from its inception in 1991 through February 8, 2002.

(4) Messieurs Giuffria, Hannigan and Simpson were appointed as directors and elected as officers of the Company on February 8, 2002. The Company has not formally established a compensation plan for any of these individuals and through the date of this Proxy Statement none of the individuals have received any monetary compensation from the Company.

               VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The following table sets forth the beneficial ownership of the Company's common stock of each beneficial owner of more than 5% of the common stock, director, officer, and all directors and officers of the Company as a group:

                                        Number             Number
                                      of Shares   Percent of Shares  Percent
Name of Owner (1)                       Common      Of    Preferred    Of
                                                   Class     (3)      Class
                                                    (2)                (2)

Officers and Directors of the
Registrant
  Gregg Giuffria, CEO & Director (4)   6,000,000      18%   500,000   33.33%
  Richard Hannigan, President,
Secretary, Treasurer & Director (4)    6,000,000      18%   500,000   33.33%
   Veldon Simpson, Director (4)        6,000,000      18%   500,000   33.33%

Officers and Directors as a Group     18,000,000      54% 1,500,000     100%

Beneficial Owners
  Rainbird Trust (5)                   3,600,000      11%       -0-      -0-
  Brian Gale                           1,750,000       5%       -0-      -0-
  Chad Kunz                            2,250,000       7%       -0-      -0-
  Dale Nelson                          1,750,000       5%       -0-      -0-

Beneficial Owners as a Group           9,350,000      28%       -0-      -0-

Officers,  Directors and  Beneficial
Owners as a Group                     27,350,000      82% 1,500,000     100%

(1) As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security).
(2)  Figures are rounded to the nearest percentage.
(3) The Series A Preferred Converts to Common Stock at 1 share of Preferred for 10 shares of Common. Each share of Series A Preferred has 10 to 1 voting rights.
(4) Messieurs Giuffria, Hannigan and Simpson acquired there shares on February 8, 2002 as part of the tri-party reverse merger with Voyager Ventures, Inc. Each of the individuals were shareholders of Voyager and were each issued 1,100,000 shares of Series A preferred stock in exchange for their Voyager shares. Immediately upon closing of the merger each of the individuals converted 600,000 shares of the Series A preferred stock thereby resulting in their current holdings.

(5) Rainbird Trust acquired its shares on February 8, 2002 as part of the tri-party reverse merger with Voyager Ventures, Inc. The Trust was a shareholder of Voyager and was issued 360,000 shares of Series A preferred stock in exchange for its Voyager shares. Immediately upon closing of the merger the Trust converted all of its Series A preferred stock thereby resulting in its current holdings. The dispositive control of the Rainbird Trust is shared by Barton E. Shapkin and Loretta Davis,

           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under the securities laws of the United States, the Company's directors, its executive officers, and any persons holding ten percent (10%) or more of the Company's Common Stock must report on their ownership of the Company's Common Stock and any changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established. During the year ended October 31, 2001, all of the Company's officers and directors were late in filing their initial holdings on Form 3. Other than the late filing of the Form 3's, the Company believes that all reports required to be filed by Section 16(a) were filed on a timely basis.

            CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

     The Company's wholly-owned subsidiary, Voyager Ventures, Inc., has numerous related party transactions with Synthetic Systems, Inc. ("Synthetic"). Synthetic is a company owned 100% by Richard Hannigan, Sr., President of the Company. Synthetic advances funds when needed for operating purposes. These advances bear interest at 5% per annum and are payable upon demand. Interest expense totaled $150, $2,000 and $1,500, respectively, as of January 31, 2002, and December 31, 2001 and 2000. As of January 31, 2002, Voyager had a balance due to Synthetic in the amount of $46,356.

     Additionally, Voyager has received funds from Greg Giuffria and Veldon Simpson, both officers and directors of the Company, from time to time in the past. As of January 31, 2002, Voyager had a balance due to Mr. Giuffria of $1,884 and a balance due to Mr. Simpson of $834.

              SHAREHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING

     Qualified shareholders who want to have proposals presented at the 2003 annual meeting must deliver them to the Company by December 1, 2002, in order to be considered for inclusion in next year's proxy statement and proxy.

                                OTHER MATTERS

     As of the date of this proxy statement, the Board of Directors does not intend to bring any other business before the Annual meeting of Dakota shareholders and, so far as is known to the Board of Directors, no matters are to be brought before the Annual meeting except as specified in the notice of Annual meeting. However, as to any other business that may properly come before the Annual meeting, the proxy holders intend to vote the proxies in respect thereof in accordance with the recommendation of the Board of Directors.

                       EXPENSES OF PROXY SOLICITATION

     The principal solicitation of proxies will be made by mail. However, certain officers of the Company, none of whom will be compensated therefore, may solicit proxies by letter, telephone or personal solicitation. Expense of distributing this Proxy Statement to shareholders, which may include reimbursements to banks, brokers, and other custodians for their expenses in forwarding this Proxy Statement, will be borne exclusively by Dakota.

                     WHERE YOU CAN FIND MORE INFORMATION

     Dakota files Annual, quarterly and Annual reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information that Dakota files with the Securities and Exchange Commission at the Securities and Exchange Commission's website at "http://www.sec.gov."

     Shareholders may obtain documents by requesting them in writing or by telephone from the Dakota at the following address:


                            DAKOTA IMAGING, INC.
                            4483 West Reno Avenue
                             Las Vegas, NV 89118
                                (702) 221-8070

     You should rely only on the information contained in this proxy statement. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated March 20, 2002. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date.

                             FRONT SIDE OF PROXY


                                    PROXY
                            DAKOTA IMAGING, INC.
                            4483 West Reno Avenue
                             Las Vegas, NV 89118
                               (702) 221-8070

                       ANNUAL MEETING OF SHAREHOLDERS
                                April 4, 2002

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                           OF DAKOTA IMAGING, INC.

     The undersigned shareholder of DAKOTA IMAGING, INC., a North Dakota corporation (the "Company"), hereby appoints Richard Hannigan, as proxy, with the power to appoint his or her substitute, and hereby authorizes either of them to represent, and to vote as designated on the reverse side, all the shares of common stock of Dakota Imaging, Inc. held of record by the undersigned on March 1, 2002, at the Annual Meeting of Shareholders of Dakota Imaging, Inc., to be held at The Conference Room, Suite 115 - 1850 E. Flamingo Road, Las Vegas, Nevada 89119, on April 4 2002, at 10:00 a.m. local time and at all adjournments or postponements thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE BOARD OF DIRECTORS AS NOMINATED, THE CHANGE OF YEAR END TO 12/31, THE CHANGE OF NAME, THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION, THE AMENDMENT AND RESTATEMENT OF THE BYLAWS, THE APPOINTMENT OF THE ACCOUNTING FIRM OF MERDINGER, FRUCHTER, ROSEN & CORSO, P.C., AND THE ADOPTION OF THE STOCK OPTION PLAN.

          [X]  PLEASE MARK YOUR VOTES AS INDICATED IN THIS EXAMPLE

     THE BOARD OF DIRECTORS OF DAKOTA IMAGING, INC. RECOMMENDS A VOTE FOR THE PROPOSALS SET FORTH BELOW.

     1. Proposal to approve the following Directors to serve through the next year, Gregg Giuffria, Veldon Simpson, and Richard Hannigan;

     Gregg Giuffria      [ ]  FOR  [ ]  AGAINST        [ ]  ABSTAIN
                         [ ] WITHHOLD VOTE

     Veldon Simpson      [ ]  FOR  [ ]  AGAINST        [ ]  ABSTAIN
                         [ ]  WITHHOLD VOTE

     Richard Hannigan    [ ]  FOR  [ ]  AGAINST        [ ]  ABSTAIN
                         [ ]  WITHHOLD VOTE

     2.   To change the Company's fiscal year end to December 31:

          [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN

     3. To change the name of Dakota Imaging, Inc. to Voyager Entertainment International, Inc.;

          [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN

     4.   To amend the Company's Certificate of Incorporation;

          [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN

     5.   To amend and restate the Company's Bylaws;

          [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN

     6. Ratify the appointment of MERDINGER, FRUCHTER, ROSEN & CORSO, P.C. as the Company's auditor;

          [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN

     7. To adopt a stock option plan providing for options on up to 5 million shares of common stock;

          [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN

     8. To adjourn or postpone the meeting for the purpose of soliciting additional proxies.

          [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN

THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY WITH RESPECT TO ANY OTHER MATTER UNKNOWN A REASONABLE TIME BEFORE THE SOLICITATION, WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

                                        Date: ___________________, 2002

_______________________________         ____________________________________
     (Signature)                             (Joint Owner's Signature)
Please sign exactly as your name appears on proxy. When signing as attorney, guardian, executor, administrator or trustee, please give title. If the signer is a corporation, give the full corporate name and sign by a duly authorized officer, showing the officer's title. EACH joint owner is requested to sign.

         PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY

                                  EXHIBIT A

                          AMENDMENT TO CERTIFICATE
                             OF INCORPORATION OF
                            DAKOTA IMAGING, INC.



  1.   The  name  of  the  corporation  as  reflected  in  the  Articles   of
       Incorporation on file with the Secretary of State

                            Dakota Imaging, Inc.

  2.   Federal ID#

                                 45-0420093

  4.   Complete mailing address of the principal place of business:

       4483 West Reno Avenue
       Las Vegas, NV 89118

  6. The following amendment has been adopted pursuant to the provisions of the North Dakota Business Corporation Act, North Dakota Century Code, Chapter 10-19-1:

          I, the undersigned, Richard Hannigan, do hereby certify:

          That the Board of Directors of Dakota Imaging, Inc. ("the Company"), at a meeting duly convened and held on the 8th day of February, adopted a resolution to amend the original articles as follows:

     A. Paragraph 1 shall be deleted in its entirety and the following inserted in lieu thereof:

       1. The Name of the corporation as reflected in the Articles of Incorporation on file with the Secretary of State.

                  VOYAGER ENTERTAINMENT INTERNATIONAL, INC.

          B.   The following shall be added as Article 6.

     Pursuant to Section 10-19.1-75 of the North Dakota Business Corporation Act, any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. All such consents shall be filed with the secretary of the
     corporation  and  shall  be maintained in the  corporate  records.   Any
     stockholder giving a written consent, or the stockholder's proxy holders, or a transferee of the shares of a personal representative of the stockholder of their respective proxy holders, may revoke the consent by a writing received by the secretary of the corporation prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the secretary.

     A notice of action to be taken by majority stockholder consent shall be sent or otherwise given in a manner in accordance with Section 5 of
     Article II of the Bylaws, not less than twenty (20) calendar days prior to the earliest date on which the corporate action may be taken. The notice shall specify: (i) the general nature of the corporate action(s) to be taken; (ii) the date on which the majority stockholder consent was given; (iii) the effects of the action(s) on the corporation and/or its stockholders; and (iv) any conflicts of interest that are present with regards to the action(s) to be taken between the corporation's officers, directors and/or their affiliates. A Shareholder who does not sign or consent to the written action has no liability for the action or actions taken by the written actions.

  7.   The Amendment shall be effective upon Shareholder consent.

  8. The amendment was adopted on ___________ at a meeting of shareholders where a quorum was present and _____% of the issued and outstanding shares voted in favor of the amendment either in person or by proxy.

  9.   The shares of the Corporation are unaffected by the amendment.

  10. The undersigned, a person authorized by the corporation to sign the amendment, has read the foregoing Articles of Amendment, knows the contents thereof, and believes the statements made thereon to be true.


       DATED: ______________


                                     ______________________________
                                     RICHARD HANNIGAN
                                     President


    11.   Name of person to contact about this amendment:   Debbie Amigone
     E-Mail Address                securities@securitieslawinstitute.com
     Daytime Telephone No.:        (702) 866-5800

                                  EXHIBIT B

                            AMENDED AND RESTATED
                                   BYLAWS

                                     OF

                      DAKOTA IMAGING, INC.
         (to be known as VOYAGER ENTERTAINMENT INTERNATIONAL, INC.)
                   a North Dakota corporation


                           ARTICLE I

                            OFFICES

          Section 1. PRINCIPAL OFFICES. The principal office shall be in the City of Las Vegas, County of Clark, State of Nevada.

          Section 2. OTHER OFFICES. The board of directors may at any time establish branch or subordinate offices at any place or places where the corporation is qualified to do business.

                           ARTICLE II

                    MEETINGS OF STOCKHOLDERS

          Section 1. PLACE OF MEETINGS. Meetings of stockholders shall be held at any place within or without the State of North Dakota designated by the board of directors. In the absence of any such designation, stockholders' meetings shall be held at the principal executive office of the corporation.

          Section 2. ANNUAL MEETINGS. The annual meetings of stockholders shall be held at a date and time designated by the board of directors. (At such meetings, directors shall be elected and any other proper business may be transacted by a plurality vote of stockholders.)

          Section 3. SPECIAL MEETINGS. A special meeting of the stockholders, for any purpose or purposes whatsoever, unless prescribed by statute or by the articles of incorporation, may be called at any time by the president and shall be called by the president or secretary at the request in writing of a majority of the board of directors, or at the request in writing of stockholders holding shares in the aggregate entitled to cast not less than a majority of the votes at any such meeting.

          The request shall be in writing, specifying the time of such meeting, the place where it is to be held and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the chairman of the board, the president, any vice president or the secretary of the corporation. The officer receiving such request forthwith shall cause notice to be given to the stockholders entitled to vote, in accordance with the provisions of Sections 4 and 5 of this Article II, that a meeting will be held at the time requested by the person or persons calling the meeting, not less than thirty-five (35) nor more than sixty (60) days after the receipt of the request. If the notice is not given within twenty (20) days after receipt of the request, the person or persons requesting the meeting may give the notice. Nothing contained in this paragraph of this Section 3 shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the board of directors may be held.

          Section 4. NOTICE OF STOCKHOLDERS' MEETINGS. All notices of meetings of stockholders shall be sent or otherwise given in accordance with
Section 5 of this Article II not less than ten (10) nor more than sixty (60) days before the date of the meeting being noticed. The notice shall specify the place, date and hour of the meeting and (i) in the case of a special meeting the general nature of the business to be transacted, or (ii) in the case of the annual meeting those matters which the board of directors, at the time of giving the notice, intends to present for action by the stockholders. The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees which, at the time of the notice, management intends to present for election.

          If  action  is proposed to be taken at any meeting for approval  of
(i) contracts or transactions in which a director has a direct or indirect financial interest, (ii) an amendment to the articles of incorporation, (iii) a reorganization of the corporation, (iv) dissolution of the corporation, or
(v) a distribution to preferred stockholders, the notice shall also state the general nature of such proposal.

          Section 5. MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE. Notice of any meeting of stockholders shall be given either personally or by first-class mail or telegraphic or other written communication, charges prepaid, addressed to the stockholder at the address of such stockholder appearing on the books of the corporation or given by the stockholder to the corporation for the purpose of notice. If no such address appears on the corporation's books or is given, notice shall be deemed to have been given if sent by mail or telegram to the corporation's principal executive office, or if published at least once in a newspaper of general circulation in the county where this office is located. Personal delivery of any such notice to any officer of a corporation or association or to any member of a partnership shall constitute delivery of such notice to such corporation, association or partnership. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram or other means of written communication. In the event of the transfer of stock after delivery or mailing of the notice of and prior to the holding of the meeting, it shall not be necessary to deliver or mail notice of the meeting to the transferee.

          If any notice addressed to a stockholder at the address of such stockholder appearing on the books of the corporation is returned to the corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice to the stockholder at such address, all future notices or reports shall be deemed to have been duly given without further mailing if the same shall be available to the stockholder upon written demand of the stockholder at the principal executive office of the corporation for a period of one year from the date of the giving of such notice.

          An affidavit of the mailing or other means of giving any notice of any stockholders' meeting shall be executed by the secretary, assistant secretary or any transfer agent of the corporation giving such notice, and shall be filed and maintained in the minute book of the corporation.

          Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

          Section 6. QUORUM. The presence in person or by proxy of the holders of a majority of the shares entitled to vote at any meeting of stockholders shall constitute a quorum for the transaction of business, except as otherwise provided by statute or the articles of incorporation. The stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

          Section 7. ADJOURNED MEETING AND NOTICE THEREOF. Any stockholders' meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares represented at such meeting, either in person or by proxy, but in the absence of a quorum, no other business may be transacted at such meeting.

          When any meeting of stockholders, either annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at a meeting at which the adjournment is taken. At any adjourned meeting the corporation may transact any business which might have been transacted at the original meeting.

          Section 8. VOTING. Unless a record date set for voting purposes be fixed as provided in Section 1 of Article VII of these bylaws, only persons in whose names shares entitled to vote stand on the stock records of the corporation at the close of business on the business day next preceding the day on which notice is given (or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held) shall be entitled to vote at such meeting. Any stockholder entitled to vote on any matter other than elections of directors or officers, may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, but, if the stockholder fails to specify the number of shares such stockholder is voting affirmatively, it will be conclusively presumed that the stockholder's approving vote is with respect to all shares such stockholder is entitled to vote. Such vote may be by voice vote or by ballot; provided, however, that all elections for directors must be by ballot upon demand by a stockholder at any election and before the voting begins.

          When a quorum is present or represented at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the articles of incorporation a different vote is required in which case such express provision shall govern and control the decision of such question. Every stockholder of record of the corporation shall be entitled at each meeting of stockholders to one vote for each share of stock standing in his name on the books of the corporation.

          Section 9. WAIVER OF NOTICE OR CONSENT BY ABSENT STOCKHOLDERS. The transactions at any meeting of stockholders, either annual or special, however called and noticed, and wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each person entitled to vote, not present in person or by proxy, signs a written waiver of notice or a consent to a holding of the meeting, or an approval of the minutes thereof. The waiver of notice or consent need not specify either the business to be transacted or the purpose of any regular or special meeting of stockholders, except that if action is taken or proposed to be taken for approval of any of those matters specified in the second paragraph of Section 4 of this Article II, the waiver of notice or consent shall state the general nature of such proposal. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

          Attendance of a person at a meeting shall also constitute a waiver of notice of such meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not included in the notice if such objection is expressly made at the meeting.

          Section 10. STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING. Any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. All such consents shall be filed with the secretary of the corporation and shall be maintained in the corporate records. Any stockholder giving a written consent, or the stockholder's proxy holders, or a transferee of the shares of a personal representative of the stockholder of their respective proxy holders, may revoke the consent by a writing received by the secretary of the corporation prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the secretary.

          Section 11. NOTICE OF ACTION TO BE TAKEN BY MAJORITY STOCKHOLDER CONSENT. A notice of action to be taken by majority stockholder consent shall be sent or otherwise given in a manner in accordance with Section 5 of this Article II not less than twenty (20) calendar days prior to the earliest date on which the corporate action may be taken. The notice shall specify:
(i) the general nature of the corporate action(s) to be taken;(ii) the date on which the majority stockholder consent was given; (iii) the effects of the action(s) on the corporation and/or its stockholders; and (iv) any conflicts of interest that are present with regards to the action(s) to be taken between the corporation's officers, directors and/or their affiliates.

          A shareholder who does not sign or consent to the written action has no liability for the action or actions taken by the written actions.

          Section  12.     PROXIES.   Every  person  entitled  to  vote   for
directors or on any other matter shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the secretary of the corporation. A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the stockholder or the stockholder's attorney in fact. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless revoked by the person executing it, prior to the vote pursuant thereto, by a writing delivered to the corporation stating that the proxy is revoked or by a subsequent proxy executed by, or attendance at the meeting and voting in person by the person executing the proxy; provided, however, that no such proxy shall be valid after the expiration of six (6) months from the date of such proxy, unless coupled with an interest, or unless the person executing it specifies therein the length of time for which it is to continue in force, which in no case shall exceed seven (7) years from the date of its execution. Subject to the above and the provisions of the North Dakota General Corporation Law, any proxy duly executed is not revoked and continues in full force and effect until an instrument revoking it or a duly executed proxy bearing a later date is filed with the secretary of the corporation.

          Section 13. INSPECTORS OF ELECTION. Before any meeting of stockholders, the board of directors may appoint any persons other than nominees for office to act as inspectors of election at the meeting or its adjournment. If no inspectors of election are appointed, the chairman of the meeting may, and on the request of any stockholder or his proxy shall, appoint inspectors of election at the meeting. The number of inspectors shall be either one (1) or three (3). If inspectors are appointed at a meeting on the request of one or more stockholders or proxies, the holders of a majority of shares or their proxies present at the meeting shall determine whether one (1) or three (3) inspectors are to be appointed. If any person appointed as inspector fails to appear or fails or refuses to act, the vacancy may be filled by appointment by the board of directors before the meeting, or by the chairman at the meeting.

          The duties of these inspectors shall be as follows:

               (a) Determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

               (b)  Receive votes, ballots, or consents;

               (c) Hear and determine all challenges and questions in any way arising in connection with the right to vote;

               (d)  Count and tabulate all votes or consents;

               (e)  Determine the election result; and

               (f) Do any other acts that may be proper to conduct the election or vote with fairness to all stockholders.


                          ARTICLE III

                           DIRECTORS

          Section 1. POWERS. Subject to the provisions of the North Dakota General Corporation Law and any limitations in the articles of incorporation and these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

          Without prejudice to such general powers, but subject to the same limitations, it is hereby expressly declared that the directors shall have the power and authority to:

               (a) Select and remove all officers, agents, and employees of the corporation, prescribe such powers and duties for them as may not be inconsistent with law, with the articles of incorporation or these bylaws, fix their compensation, and require from them security for faithful service.

               (b) Change the principal executive office or the principal business office from one location to another; cause the corporation to be qualified to do business in any other state, territory, dependency, or foreign country and conduct business within or without the State; designate any place within or without the State for the holding of any stockholders' meeting, or meetings, including annual meetings; adopt, make and use a corporate seal, and prescribe the forms of certificates of stock, and alter the form of such seal and of such certificates from time to time as in their judgment they may deem best, provided that such forms shall at all times comply with the provisions of law.

               (c) Authorize the issuance of shares of stock of the corporation from time to time, upon such terms as may be lawful, in consideration of money paid, labor done or services actually rendered, debts or securities cancelled, tangible or intangible property actually received.

               (d) Borrow money and incur indebtedness for the purpose of the corporation, and cause to be executed and delivered therefor, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations, or other evidences of debt and securities therefor.

          Section 2. NUMBER OF DIRECTORS. The authorized number of directors shall be no fewer than one (1) nor more than seven (7). The exact number of authorized directors shall be set by resolution of the board of directors, within the limits specified above. The maximum or minimum number of directors cannot be changed, nor can a fixed number be substituted for the maximum and minimum numbers, except by a duly adopted amendment to this bylaw duly approved by a majority of the outstanding shares entitled to vote.

          Section 3. QUALIFICATION, ELECTION AND TERM OF OFFICE OF DIRECTORS. Directors shall be elected at each annual meeting of the stockholders to hold office until the next annual meeting, but if any such annual meeting is not held or the directors are not elected at any annual meeting, the directors may be elected at any special meeting of stockholders held for that purpose, or at the next annual meeting of stockholders held thereafter. Each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified or until his earlier resignation or removal or his office has been declared vacant in the manner provided in these bylaws. Directors need not be stockholders.

          Section 4. RESIGNATION AND REMOVAL OF DIRECTORS. Any director may resign effective upon giving written notice to the chairman of the board, the president, the secretary or the board of directors of the corporation, unless the notice specifies a later time for the effectiveness of such resignation, in which case such resignation shall be effective at the time specified. Unless such resignation specifies otherwise, its acceptance by the corporation shall not be necessary to make it effective. The board of directors may declare vacant the office of a director who has been declared of unsound mind by an order of a court or convicted of a felony. Any or all of the directors may be removed without cause of such removal is approved by the affirmative vote of a majority of the outstanding shares entitled to vote. No reduction of the authorized number of directors shall have the effect of removing any director before his term of office expires.

          Section 5. VACANCIES. Vacancies in the board of directors, may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director. Each director so elected shall hold office until the next annual meeting of the stockholders and until a successor has been elected and qualified.

          A vacancy in the board of directors exists as to any authorized position of directors which is not then filled by a duly elected director, whether caused by death, resignation, removal, increase in the authorized number of directors or otherwise.

          The stockholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors, but any such election by written consent shall require the consent of a majority of the outstanding shares entitled to vote. If the resignation of a director is effective at a future time, the board of directors may elect a successor to take office when the resignation becomes effective.

          If after the filling of any vacancy by the directors, the directors then in office who have been elected by the stockholders shall constitute less than a majority of the directors then in office, any holder or holders of an aggregate of five percent or more of the total number of shares at the time outstanding having the right to vote for such directors may call a special meeting of the stockholders to elect the entire board. The term of office of any director not elected by the stockholders shall terminate upon the election of a successor.

          Section 6. PLACE OF MEETINGS. Regular meetings of the board of directors shall be held at any place within or without the State of North Dakota that has been designated from time to time by resolution of the board. In the absence of such designation, regular meetings shall be held at the principal executive office of the corporation. Special meetings of the board shall be held at any place within or without the State of North Dakota that has been designated in the notice of the meeting or, if not stated in the notice or there is not notice, at the principal executive office of the corporation. Any meeting, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in such meeting can hear one another, and all such directors shall be deemed to be present in person at such meeting.

          Section 7. ANNUAL MEETINGS. Immediately following each annual meeting of stockholders, the board of directors shall hold a regular meeting for the purpose of transaction of other business. Notice of this meeting shall not be required.

          Section 8. OTHER REGULAR MEETINGS. Other regular meetings of the board of directors shall be held without call at such time as shall from time to time be fixed by the board of directors. Such regular meetings may be held without notice, provided the notice of any change in the time of any such meetings shall be given to all of the directors. Notice of a change in the determination of the time shall be given to each director in the same manner as notice for special meetings of the board of directors.

          Section 9. SPECIAL MEETINGS. Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board or the president or any vice president or the secretary or any two directors.

          Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail or telegram, charges prepaid, addressed to each director at his or her address as it is shown upon the records of the corporation. In case such notice is mailed, it shall be deposited in the United States mail at least four (4) days prior to the time of the holding of the meeting. In case such notice is delivered personally, or by telephone or telegram, it shall be delivered personally or by telephone or to the telegraph company at least forty-eight
(48) hours prior to the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated to either the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose of the meeting nor the place if the meeting is to be held at the principal executive office of the corporation.

          Section 10. QUORUM. A majority of the authorized number of directors shall constitute a quorum for the transaction of business, except to adjourn as hereinafter provided. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the board of directors, subject to the provisions of the North Dakota General Corporation Law. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for such meeting.

          Section 11. WAIVER OF NOTICE. The transactions of any meeting of the board of directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice if a quorum be present and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, a consent to holding the meeting or an approval of the minutes thereof. The waiver of notice of consent need not specify the purpose of the meeting. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Notice of a meeting shall also be deemed given to any director who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such director.

          Section 12. ADJOURNMENT. A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

          Section 13. NOTICE OF ADJOURNMENT. Notice of the time and place of holding an adjourned meeting need not be given, unless the meeting is adjourned for more than twenty-four (24) hours, in which case notice of such time and place shall be given prior to the time of the adjourned meeting, in the manner specified in Section 8 of this Article III, to the directors who were not present at the time of the adjournment.

          Section 14. ACTION WITHOUT MEETING. Any action required or permitted to be taken by the board of directors may be taken without a meeting, if all members of the board shall individually or collectively consent in writing to such action. Such action by written consent shall have the same force and effect as a unanimous vote of the board of directors. Such written consent or consents shall be filed with the minutes of the proceedings of the board.

          Section 15. FEES AND COMPENSATION OF DIRECTORS. Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement of expenses, as may be fixed or determined by resolution of the board of directors. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise, and receiving compensation for such services. Members of special or standing committees may be allowed like compensation for attending committee meetings.


                           ARTICLE IV

                           COMMITTEES

          Section 1. COMMITTEES OF DIRECTORS. The board of directors may, by resolution adopted by a majority of the authorized number of directors, designate one or more committees, each consisting of one or more directors, to serve at the pleasure of the board. The board may designate one or more directors as alternate members of any committees, who may replace any absent member at any meeting of the committee. Any such committee, to the extent provided in the resolution of the board, shall have all the authority of the board, except with regard to:

               (a) the approval of any action which, under the North Dakota General Corporation Law, also requires stockholders' approval or approval of the outstanding shares;

               (b) the filing of vacancies on the board of directors or in any committees;

               (c) the fixing of compensation of the directors for serving on the board or on any committee;

               (d) the amendment or repeal of bylaws or the adoption of new bylaws;

               (e) the amendment or repeal of any resolution of the board of directors which by its express terms is not so amendable or repealable;

               (f) a distribution to the stockholders of the corporation, except at a rate or in a periodic amount or within a price range determined by the board of directors; or

               (g) the appointment of any other committees of the board of directors or the members thereof.

          Section 2. MEETINGS AND ACTION BY COMMITTEES. Meetings and action of committees shall be governed by, and held and taken in accordance with, the provisions of Article III, Sections 6 (place of meetings), 8 (regular meetings), 9 (special meetings and notice), 10 (quorum), 11 (waiver of notice), 12 (adjournment), 13 (notice of adjournment) and 14 (action without meeting), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members, except that the time or regular meetings of committees may be determined by resolutions of the board of directors and notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws. The committees shall keep regular minutes of their proceedings and report the same to the board when required.

                                  ARTICLE V

                                  OFFICERS

          Section 1. OFFICERS. The officers of the corporation shall be a chief executive officer, president, a secretary and a treasurer. The corporation may also have, at the discretion of the board of directors, a chairman of the board, one or more vice presidents, one or more assistant secretaries, one or more assistant treasurers, and such other officers as may be appointed in accordance with the provisions of Section 3 of this
Article V.  Any two or more offices may be held by the same person.

          Section 2. ELECTION OF OFFICERS. The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article V, shall be chosen by the board of directors, and each shall serve at the pleasure of the board, subject to the rights, if any, of an officer under any contract of employment. The board of directors at its first meeting after each annual meeting of stockholders shall choose a chief executive officer, president, a secretary and a treasurer, none of whom need be a member of the board. The salaries of all officers and agents of the corporation shall be fixed by the board of directors.

          Section 3. SUBORDINATE OFFICERS, ETC. The board of directors may appoint, and may empower the chief executive officer or the president to appoint, such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the bylaws or as the board of directors may from time to time determine.

          Section 4. REMOVAL AND RESIGNATION OF OFFICERS. The officers of the corporation shall hold office until their successors are chosen and qualify. Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the board of directors, at any regular or special meeting thereof, or, except in case of an officer chosen by the board of directors, by any officer upon whom such power or removal may be conferred by the board of directors.

          Any officer may resign at any time by giving written notice to the corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Any such resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

          Section 5. VACANCIES IN OFFICES. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these bylaws for regular appointments to such office.

          Section 6. CHIEF EXECUTIVE OFFICER. The chief executive officer shall be the principal executive officer of the corporation and, subject to the control of the board of directors, shall, in general, have the following powers and duties:

          a. He shall, subject to the direction of the board of directors, have general charge of the business, affairs and property of the corporation and general supervision over the officers, employees and agents.

          b. If no chairman of the board has been chosen, or if such officer is absent or disabled, he shall preside at meetings of the stockholders and board of directors.

          c.   He shall be a member of any Executive Committee.

          d. He shall, except where by law the signature of the president is required or unless the board of directors shall rule otherwise, be empowered to sign or countersign with the secretary, an assistant secretary, or any other proper officer of the corporation thereunto authorized by the board of directors all certificates representing stock of the corporation, any deeds, mortgages, bonds, contracts, or other instruments of the corporation as authorized by the board of directors.

          e. He shall at all times maintain the power to expressly monitor, delegate and control the duties and actions of the president of the corporation.

          f. He shall make reports to the board of directors and shareholders.

          g. He shall perform such other duties as are incident to the office of chief executive officer and such other duties as may be prescribed or are properly required of him by the board of directors from time to time.

          Section 7. PRESIDENT. The president shall be the chief operating officer of the corporation and, subject to the control of board of directors and supervision of the chief executive officer, shall, in general, supervise and control all of the business and affairs of the corporation. He shall in the absence of the chief executive officer, when present, preside at all meetings of the shareholders. He shall sign, with the secretary, an assistant secretary, or any other proper officer of the corporation thereunto authorized by the board of directors, certificates for shares of the corporation, any deeds, mortgages, bonds, contracts, or other instruments which the board of directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the board of directors or by these bylaws to some other officer or agent of the corporation, or shall be required by law to be otherwise signed or executed; and, in general, shall perform all duties incident to the office of president chief operating officer and such other duties as may be prescribed by the board of directors from time to time.

          Section 8. VICE PRESIDENTS. In the absence or disability of the president, the vice presidents, if any, in order of their rank as fixed by the board of directors or, if not ranked, a vice president designated by the board of directors, shall perform all the duties of the president, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors or the bylaws, the president or the chairman of the board.

          Section 9. SECRETARY. The secretary shall attend all meetings of the board of directors and all meetings of the stockholders and shall record, keep or cause to be kept, at the principal executive office or such other place as the board of directors may order, a book of minutes of all meetings of directors, committees of directors and stockholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at directors' and committee meetings, the number of shares present or represented at stockholders' meetings, and the proceedings thereof.

          The secretary shall keep, or cause to be kept, at the principal executive office or at the office of the corporation's transfer agent or registrar, as determined by resolution of the board of directors, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

          The secretary shall give, or cause to be given, notice of all meetings of stockholders and of the board of directors required by the bylaws or by law to be given, and he shall keep the seal of the corporation in safe custody, as may be prescribed by the board of directors or by the bylaws.

          Section 10. TREASURER. The treasurer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director.

          The treasurer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the board of directors. He shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the president and directors, whenever they request it, an account of all of his transactions as treasurer and of the financial condition of the corporation, and shall have other powers and perform such other duties as may be prescribed by the board of directors or the bylaws.

          If required by the board of directors, the treasurer shall give the corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.


                                 ARTICLE VI

             INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES,
                              AND OTHER AGENTS

          Section 1. ACTIONS OTHER THAN BY THE CORPORATION. The corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, has no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and that, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

          Section 2. ACTIONS BY THE CORPORATION. The corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

          Section 3. SUCCESSFUL DEFENSE. To the extent that a director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2, or in defense of any claim, issue or matter therein, he must be indemnified by the corporation against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense.

          Section 4. REQUIRED APPROVAL. Any indemnification under Sections 1 and 2, unless ordered by a court or advanced pursuant to Section 5, must be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made:

               (a)  By the stockholders;

               (b) By the board of directors by majority vote of a quorum consisting of directors who were not parties to the act, suit or proceeding;

               (c) If a majority vote of a quorum consisting of directors who were not parties to the act, suit or proceeding so orders, by independent legal counsel in a written opinion; or

               (d) If a quorum consisting of directors who were not parties to the act, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

          Section 5. ADVANCE OF EXPENSES. The articles of incorporation, the bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation. The provisions of this section do not affect any rights to advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law.

          Section 6. OTHER RIGHTS. The indemnification and advancement of expenses authorized in or ordered by a court pursuant to this Article VI:

               (a) Does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his official capacity or an action in another capacity while holding his office, except that indemnification, unless ordered by a court pursuant to Section 2 or for the advancement of expenses made pursuant to Section 5, may not be made to or on behalf of any director or officer if a final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action.

               (b) Continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such a person.

          Section 7. INSURANCE. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise for any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article VI.

          Section 8. RELIANCE ON PROVISIONS. Each person who shall act as an authorized representative of the corporation shall be deemed to be doing so in reliance upon the rights of indemnification provided by this Article.

          Section 9. SEVERABILITY. If any of the provisions of this Article are held to be invalid or unenforceable, this Article shall be construed as if it did not contain such invalid or unenforceable provision and the remaining provisions of this Article shall remain in full force and effect.

          Section 10. RETROACTIVE EFFECT. To the extent permitted by applicable law, the rights and powers granted pursuant to this Article VI shall apply to acts and actions occurring or in progress prior to its adoption by the board of directors.

                          ARTICLE VII

                       RECORDS AND BOOKS

          Section 1. MAINTENANCE OF SHARE REGISTER. The corporation shall keep at its principal executive office, or at the office of its transfer agent or registrar, if either be appointed and as determined by resolution of the board of directors, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of shares held by each stockholder.

          Section 2. MAINTENANCE OF BYLAWS. The corporation shall keep at its principal executive office, or if its principal executive office is not in this State at its principal business office in this State, the original or a copy of the bylaws as amended to date, which shall be open to inspection by the stockholders at all reasonable times during office hours. If the principal executive office of the corporation is outside this state and the corporation has no principal business office in this state, the secretary shall, upon the written request of any stockholder, furnish to such stockholder a copy of the bylaws as amended to date.

          Section 3. MAINTENANCE OF OTHER CORPORATE RECORDS. The accounting books and records and minutes of proceedings of the stockholders and the board of directors and any committee or committees of the board of directors shall be kept at such place or places designated by the board of directors, or, in the absence of such designation, at the principal executive office of the corporation. The minutes shall be kept in written form and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form.

          Every director shall have the absolute right at any reasonable time to inspect and copy all books, records and documents of every kind and to inspect the physical properties of this corporation and any subsidiary of this corporation. Such inspection by a director may be made in person or by agent or attorney and the right of inspection includes the right to copy and make extracts. The foregoing rights of inspection shall extend to the records of each subsidiary of the corporation.

          Section 4. ANNUAL REPORT TO STOCKHOLDERS. Nothing herein shall be interpreted as prohibiting the board of directors from issuing annual or other periodic reports to the stockholders of the corporation as they deem appropriate.

          Section 5. FINANCIAL STATEMENTS. A copy of any annual financial statement and any income statement of the corporation for each quarterly period of each fiscal year, and any accompanying balance sheet of the corporation as of the end of each such period, that has been prepared by the corporation shall be kept on file in the principal executive office of the corporation for twelve (12) months.

          Section 6. ANNUAL LIST OF DIRECTORS, OFFICERS AND RESIDENT AGENT. The corporation shall, each year, file with the Secretary of State of the State of North Dakota, on the prescribed form, a list of its officers and directors and a designation of its resident agent in North Dakota.

                          ARTICLE VIII

                   GENERAL CORPORATE MATTERS

          Section 1. RECORD DATE. For purposes of determining the stockholders entitled to notice of any meeting or to vote or entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days prior to the date of any such meeting nor more than sixty (60) days prior to any other action, and in such case only stockholders of record on the date so fixed are entitled to notice and to vote or to receive the dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date fixed as aforesaid, except as otherwise provided in the North Dakota General Corporation Law.

          If the board of directors does not so fix a record date:

               (a) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

               (b) The record date for determining stockholders entitled to give consent to corporate action in writing without a meeting, when no prior action by the board has been taken, shall be the day on which the first written consent is given.

               (c) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board adopts the resolution relating thereto, or the sixtieth (60th) day prior to the date of such other action, whichever is later.

          Section 2. CLOSING OF TRANSFER BOOKS. The directors may prescribe a period not exceeding sixty (60) days prior to any meeting of the stockholders during which no transfer of stock on the books of the corporation may be made, or may fix a date not more than sixty (60) days prior to the holding of any such meeting as the day as of which stockholders entitled to notice of and to vote at such meeting shall be determined; and only stockholders of record on such day shall be entitled to notice or to vote at such meeting.

          Section 3. REGISTERED STOCKHOLDERS. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of North Dakota.

          Section 4. CHECKS, DRAFTS, EVIDENCES OF INDEBTEDNESS. All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the board of directors.

          Section 5. CORPORATE CONTRACTS AND INSTRUMENTS; HOW EXECUTED. The board of directors, except as in the bylaws otherwise provided, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances; and, unless so authorized or ratified by the board of directors or within the agency power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or to any amount.

          Section 6. STOCK CERTIFICATES. A certificate or certificates for shares of the capital stock of the corporation shall be issued to each stockholder when any such shares are fully paid, and the board of directors may authorize the issuance of certificates or shares as partly paid provided that such certificates shall state the amount of the consideration to be paid therefor and the amount paid thereon. All certificates shall be signed in the name of the corporation by the chief executive officer or president or vice president and by the treasurer or an assistant treasurer or the secretary or any assistant secretary, certifying the number of shares and the class or series of shares owned by the stockholder. When the corporation is authorized to issue shares of more than one class or more than one series of any class, there shall be set forth upon the face or back of the certificate, or the certificate shall have a statement that the corporation will furnish to any stockholders upon request and without charge, a full or summary statement of the designations, preferences and relatives, participating, optional or other special rights of the various classes of stock or series thereof and the qualifications, limitations or restrictions of such rights, and, if the corporation shall be authorized to issue only special stock, such certificate must set forth in full or summarize the rights of the holders of such stock. Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

          No new certificate for shares shall be issued in place of any certificate theretofore issued unless the latter is surrendered and cancelled at the same time; provided, however, that a new certificate may be issued without the surrender and cancellation of the old certificate if the certificate thereto fore issued is alleged to have been lost, stolen or destroyed. In case of any such allegedly lost, stolen or destroyed certificate, the corporation may require the owner thereof or the legal representative of such owner to give the corporation a bond (or other adequate security) sufficient to indemnify it against any claim that may be made against it (including any expense or liability) on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

          Section 7. DIVIDENDS. Dividends upon the capital stock of the corporation, subject to the provisions of the articles of incorporation, if any, may be declared by the board of directors at any regular or special meeting pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the articles of incorporation.

          Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserves in the manner in which it was created.

          Section 8. FISCAL YEAR. The fiscal year of the corporation shall be December 31st.

          Section  9.      SEAL.   The  corporate seal shall  have  inscribed
thereon the name of the corporation, the year of its incorporation and the words "Corporate Seal, North Dakota."

          Section 10. REPRESENTATION OF SHARES OF OTHER CORPORATIONS. The chairman of the board, the president, or any vice president, or any other person authorized by resolution of the board of directors by any of the foregoing designated officers, is authorized to vote on behalf of the corporation any and all shares of any other corporation or corporations, foreign or domestic, standing in the name of the corporation. The authority herein granted to said officers to vote or represent on behalf of the corporation any and all shares held by the corporation in any other corporation or corporations may be exercised by any such officer in person or by any person authorized to do so by proxy duly executed by said officer.

          Section 11. CONSTRUCTION AND DEFINITIONS. Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the North Dakota General Corporation Law shall govern the construction of the bylaws. Without limiting the generality of the foregoing, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

                           ARTICLE IX

                           AMENDMENTS

          Section 1. AMENDMENT BY STOCKHOLDERS. New bylaws may be adopted or these bylaws may be amended or repealed by the affirmative vote of a majority of the outstanding shares entitled to vote, or by the written assent of stockholders entitled to vote such shares, except as otherwise provided by law or by the articles of incorporation.

          Section 2. AMENDMENT BY DIRECTORS. Subject to the rights of the stockholders as provided in Section 1 of this Article, bylaws may be adopted, amended or repealed by the board of directors.

                    CERTIFICATE OF SECRETARY




          I, the undersigned, do hereby certify:

          1.    That  I  am the duly elected and acting secretary  of  DAKOTA
IMAGING, INC. (TO BE KNOWN AS VOYAGER ENTERTAINMENT INTERNATIONAL, INC.) HOLDINGS LTD., a North Dakota corporation; and

          2. That the foregoing Bylaws, comprising twenty-three (23) pages, constitute the Bylaws of said corporation as duly adopted and approved by the board of directors of said corporation by a Unanimous Written Consent dated as of __________, 2002 and duly adopted and approved by the stockholders of said corporation at a special meeting held on ________, 2002.

          IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of said corporation this ____ day of __________, 2002.



                                   ______________________________
                                   RICHARD HANNIGAN, Secretary

                                  EXHIBIT C

                           2002 STOCK OPTION PLAN



     1.   PURPOSE.   The purpose of the VOYAGER ENTERTAINMENT  INTERNATIONAL,

INC.   2002  Stock  Option  Plan  (the  "Plan")  is  to  strengthen   VOYAGER

ENTERTAINMENT INTERNATIONAL, INC. a North Dakota corporation ("Corporation"),

by  providing to employees, officers, directors, consultants and  independent contractors of the Corporation or any of its subsidiaries (including dealers,

distributors,  and other business entities or persons providing  services  on behalf  of  the  Corporation or any of its subsidiaries) added incentive  for high  levels  of performance and unusual efforts to increase the earnings  of

the  Corporation.   The  Plan seeks to accomplish this  purpose  by  enabling

specified  persons to purchase shares of the common stock of the Corporation,

$.001  par  value,  thereby  increasing their  proprietary  interest  in  the

Corporation's success and encouraging them to remain in the employ or service of the Corporation.

     2.   CERTAIN DEFINITIONS.  As used in this Plan, the following words and phrases  shall  have  the  respective meanings set forth  below,  unless  the context clearly indicates a contrary meaning:

          2.1    "Board  of  Directors":   The  Board  of  Directors  of  the

Corporation.

          2.2   "Committee":  The Committee which shall administer  the  Plan shall consist of the entire Board of Directors.

          2.3   "Fair  Market  Value Per Share":  The fair market  value  per

share  of  the  Shares as determined by the Committee  in  good  faith.   The

Committee is authorized to make its determination as to the fair market value per share of the Shares on the following basis: (i) if the Shares are traded only otherwise than on a securities exchange and are not quoted on the

National  Association  of  Securities  Dealers'  Automated  Quotation  System

("NASDAQ"),  but  are quoted on the bulletin board or in  the  "pink  sheets"

published  by  the National Daily Quotation Bureau, the greater  of  (a)  the average  of  the mean between the average daily bid and average  daily  asked prices of the Shares during the thirty (30) day period preceding the date  of grant  of an Option, as quoted on the bulletin board or in the "pink  sheets"

published by the National Daily Quotation Bureau, or (b) the mean between the average daily bid and average daily asked prices of the Shares on the date of grant,  as published on the bulletin board or in such "pink sheets;" (ii)  if the  Shares are traded only otherwise than on a securities exchange  and  are quoted  on  NASDAQ, the greater of (a) the average of the  mean  between  the closing bid and closing asked prices of the Shares during the thirty (30) day period  preceding  the date of grant of an Option, as reported  by  the  Wall

Street  Journal  and (b) the mean between the closing bid and  closing  asked prices  of the Shares on the date of grant of an Option, as reported  by  the

Wall  Street  Journal;  (iii) if the Shares are  admitted  to  trading  on  a securities  exchange,  the greater of (a) the average of  the  daily  closing prices  of the Shares during the ten (10) trading days preceding the date  of grant  of  an Option, as quoted in the Wall Street Journal, or (b) the  daily closing  price of the Shares on the date of grant of an Option, as quoted  in the Wall Street Journal; or (iv) if the Shares are traded only otherwise than as  described in (i), (ii) or (iii) above, or if the Shares are not  publicly traded,  the value determined by the Committee in good faith based  upon  the fair  market value as determined by completely independent and well qualified experts.

          2.4  "Option":  A stock option granted under the Plan.

          2.5   "Incentive Stock Option":  An Option intended to qualify  for treatment as an incentive stock option under Code Sections 421 and 422A,  and designated as an Incentive Stock Option.

          2.6   "Nonqualified  Option":   An  Option  not  qualifying  as  an

Incentive Stock Option.

          2.7  "Optionee":  The holder of an Option.

          2.8   "Option Agreement":  The document setting forth the terms and conditions of each Option.

          2.9   "Shares":  The shares of common stock $.001 par value of  the

Corporation.

          2.10 "Code":  The Internal Revenue Code of 1986, as amended.

          2.11 "Subsidiary":  Any corporation of which fifty percent (50%) or more  of  total  combined  voting power of  all  classes  of  stock  of  such corporation  is  owned  by  the  Corporation or  another  Subsidiary  (as  so defined).

     3.  ADMINISTRATION OF PLAN.

          3.1  In General.  This Plan shall be administered by the Committee.

Any  action of the Committee with respect to administration of the Plan shall be taken pursuant to (i) a majority vote at a meeting of the Committee (to be documented by minutes), or (ii) the unanimous written consent of its members.

          3.2   Authority.  Subject to the express provisions of  this  Plan,

the  Committee  shall have the authority to:  (i) construe and interpret  the

Plan,  decide  all questions and settle all controversies and disputes  which may  arise in connection with the Plan and to define the terms used  therein;

(ii)  prescribe,  amend  and  rescind  rules  and  regulations  relating   to

administration of the Plan; (iii) determine the purchase price of the  Shares covered  by  each Option and the method of payment of such price, individuals to  whom,  and  the  time or times at which, Options  shall  be  granted  and exercisable and the number of Shares covered by each Option; (iv) determine the terms and provisions of the respective Option Agreements (which need not be  identical); (v) determine the duration and purposes of leaves of  absence which  may  be granted to participants without constituting a termination  of their  employment  for  purposes  of  the  Plan;  and  (vi)  make  all  other determinations  necessary  or advisable to the administration  of  the  Plan.

Determinations  of  the Committee on matters referred to in  this  Section  3

shall  be  conclusive and binding on all parties howsoever  concerned.   With

respect  to Incentive Stock Options, the Committee shall administer the  Plan in  compliance  with  the provisions of Code Section 422A  as  the  same  may hereafter be amended from time to time.  No member of the Committee shall  be liable for any action or determination made in good faith with respect to the

Plan or any Option.

     4.  ELIGIBILITY AND PARTICIPATION.

          4.1   In  General.  Only officers, employees and directors who  are also  employees  of the Corporation or any Subsidiary shall  be  eligible  to receive grants of Incentive Stock Options.  Officers, employees and directors

(whether  or  not  they  are  also  employees)  of  the  Corporation  or  any

Subsidiary, as well as consultants, independent contractors or other  service providers  of the Corporation or any Subsidiary shall be eligible to  receive grants  of Nonqualified Options.  Within the foregoing limits, the Committee,

from time to time, shall determine and designate persons to whom Options  may be  granted.  All such designations shall be made in the absolute  discretion of  the Committee and shall not require the approval of the stockholders.  In determining (i) the number of Shares to be covered by each Option,  (ii)  the purchase  price  for  such Shares and the method of  payment  of  such  price

(subject to the other sections hereof), (iii) the individuals of the eligible class to whom Options shall be granted, (iv) the terms and provisions of  the respective  Option Agreements, and (v) the times at which such Options  shall be  granted, the Committee shall take into account such factors as  it  shall deem relevant in connection with accomplishing the purpose of the Plan as set forth  in  Section 1.  An individual who has been granted an  Option  may  be granted  an additional Option or Options if the Committee shall so determine.

No  Option  shall be granted under the Plan after April 1, 2012, but  Options granted before such date may be exercisable after such date.

          4.2   Certain  Limitations.   In  no event  shall  Incentive  Stock

Options  be  granted to an Optionee such that the sum of (i)  aggregate  fair market value (determined at the time the Incentive Stock Options are granted)

of  the  Shares  subject  to all Options granted under  the  Plan  which  are exercisable for the first time during the same calendar year, plus  (ii)  the aggregate fair market value (determined at the time the options are  granted)

of  all  stock subject to all other incentive stock options granted  to  such

Optionee   by  the  Corporation,  its  parent  and  Subsidiaries  which   are

exercisable for the first time during such calendar year, exceeds One Hundred

Thousand  Dollars  ($100,000).   For purposes of  the  immediately  preceding

sentence, fair market value shall be determined as of the date of grant based on the Fair Market Value Per Share as determined pursuant to Section 2.3.

     5.  AVAILABLE SHARES AND ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

          5.1   Shares.   Subject to adjustment as provided  in  Section  5.2

below,  the total number of Shares to be subject to Options granted  pursuant

to  this  Plan  shall  not  exceed five Million (5,000,000)  Shares.   Shares

subject  to the Plan may be either authorized but unissued shares  or  shares that  were  once  issued and subsequently reacquired by the Corporation;  the

Committee shall be empowered to take any appropriate action required to  make

Shares  available  for Options granted under this Plan.   If  any  Option  is

surrendered  before exercise or lapses without exercise in full  or  for  any other  reason  ceases to be exercisable, the Shares reserved therefore  shall continue to be available under the Plan.

          5.2   Adjustments.   As  used herein, the term  "Adjustment  Event"

means  an  event pursuant to which the outstanding Shares of the  Corporation are increased, decreased or changed into, or exchanged for a different number or  kind  of  shares or securities, without receipt of consideration  by  the

Corporation,     through     reorganization,    merger,     recapitalization,

reclassification,  stock split, reverse stock split,  stock  dividend,  stock consolidation  or  otherwise.  Upon the occurrence of  an  Adjustment  Event,

(i) appropriate and proportionate adjustments shall be made to the number and kind of shares and exercise price for the shares subject to the Options which may thereafter be granted under this Plan, (ii) appropriate and proportionate adjustments  shall be made to the number and kind of and exercise  price  for the  shares subject to the then outstanding Options granted under this  Plan,

and  (iii) appropriate amendments to the Option Agreements shall be  executed by the Corporation and the Optionees if the Committee determines that such an

amendment  is  necessary  or  desirable  to  reflect  such  adjustments.   If

determined  by the Committee to be appropriate, in the event of an Adjustment

Event  which  involves the substitution of securities of a corporation  other

than  the  Corporation,  the  Committee  shall  make  arrangements  for   the

assumptions  by  such  other corporation of any Options  then  or  thereafter outstanding  under the Plan.  Notwithstanding the foregoing, such  adjustment in  an  outstanding Option shall be made without change in the total exercise price  applicable  to  the unexercised portion of the  Option,  but  with  an appropriate  adjustment to the number of shares, kind of shares and  exercise

price  for  each  share  subject to the Option.   The  determination  by  the

Committee  as to what adjustments, amendments or arrangements shall  be  made pursuant  to  this Section 5.2, and the extent thereof, shall  be  final  and conclusive.  No fractional Shares shall be issued under the Plan  on  account of any such adjustment or arrangement.

     6.  TERMS AND CONDITIONS OF OPTIONS.

          6.1   Intended  Treatment  as Incentive Stock  Options.   Incentive

Stock  Options  granted pursuant to this Plan are intended to  be  "incentive stock  options" to which Code Sections 421 and 422A apply, and the Plan shall be construed and administered to implement that intent. If all or any part of an Incentive Stock Option shall not be an "incentive stock option" subject to  Sections 421 or 422A of the Code, such Option shall nevertheless be valid and  carried  into  effect.  All Options granted under  this  Plan  shall  be subject  to  the terms and conditions set forth in this Section 6 (except  as provided  in  Section  5.2) and to such other terms  and  conditions  as  the

Committee shall determine to be appropriate to accomplish the purpose of  the

Plan as set forth in Section 1.

          6.2  Amount and Payment of Exercise Price.

               6.2.1      Exercise Price.  The exercise price per  Share  for

each  Share  which the Optionee is entitled to purchase under a  Nonqualified

Option  shall be determined by the Committee but shall not be less  than  One

Hundred percent (100%) of the Fair Market Value Per Share on the date of  the grant  of  the  Nonqualified Option.  The exercise price per Share  for  each

Share  which  the  Optionee is entitled to purchase under an Incentive  Stock

Option  shall be determined by the Committee but shall not be less  than  the

Fair  Market Value Per Share on the date of the grant of the Incentive  Stock

Option; provided, however, that the exercise price shall not be less than one hundred ten percent (110%) of the Fair Market Value Per Share on the date  of the  grant  of  the Incentive Stock Option in the case of an individual  then owning  (within  the meaning of Code Section 425(d)) more  than  ten  percent

(10%)  of  the  total combined voting power of all classes of  stock  of  the

Corporation or of its parent or Subsidiaries.

               6.2.2     Payment of Exercise Price.  The consideration to  be

paid  for  the Shares to be issued upon exercise of an Option, including  the method  of  payment, shall be determined by the Committee and may consist  of promissory notes, shares of the common stock of the Corporation or such other consideration and method of payment for the Shares as may be permitted  under applicable state and federal laws.

          6.3  Exercise of Options.

               6.3.1      Each  Option  granted  under  this  Plan  shall  be

exercisable at such times and under such conditions as may be determined by the Committee at the time of the grant of the Option and as shall be permissible under the terms of the Plan; provided, however, in no event shall an Option be exercisable after the expiration of ten (10) years from the date it  is granted, and in the case of an Optionee owning (within the meaning  of

Code  Section 425(d)), at the time an Incentive Stock Option is granted, more than  ten percent (10%) of the total combined voting power of all classes  of stock  of  the  Corporation or of its parent or Subsidiaries, such  Incentive

Stock  Option  shall not be exercisable later than five (5) years  after  the date of grant.

               6.3.2      An Optionee may purchase less than the total number

of  Shares  for  which  the Option is exercisable, provided  that  a  partial exercise  of an Option may not be for less than One Hundred (100) Shares  and shall not include any fractional shares.

          6.4  Nontransferability of Options.  All Options granted under this

Plan  shall  be nontransferable, either voluntarily or by operation  of  law,

otherwise than by will or the laws of descent and distribution, and shall  be exercisable during the Optionee's lifetime only by such Optionee.

          6.5   Effect  of  Termination of Employment or Other  Relationship.

Except as otherwise determined by the Committee in connection with the  grant

of   Nonqualified  Options,  the  effect  of  termination  of  an  Optionee's employment  or  other relationship with the Corporation  on  such  Optionee's rights to acquire Shares pursuant to the Plan shall be as follows:

               6.5.1     Termination for Other than Disability or Cause.   If

an  Optionee ceases to be employed by, or ceases to have a relationship with,

the  Corporation  for  any reason other than for disability  or  cause,  such

Optionee's  Options shall expire not later than three (3) months  thereafter.

During  such three (3) month period and prior to the expiration of the Option by  its terms, the Optionee may exercise any Option granted to him, but  only to the extent such Options were exercisable on the date of termination of his employment or relationship and except as so exercised, such Options shall expire at the end of such three (3) month period unless such Options by their terms expire before such date.  The decision as to whether a termination  for a  reason other than disability, cause or death has occurred shall be made by the  Committee,  whose  decision shall be final and conclusive,  except  that employment  shall not be considered terminated in the case of sick  leave  or other bona fide leave of absence approved by the Corporation.

               6.5.2      Disability.  If an Optionee ceases to  be  employed

by,  or  ceases  to have a relationship with, the Corporation  by  reason  of disability  (within  the meaning of Code Section 22(e)(3)),  such  Optionee's

Options shall expire not later than one (1) year thereafter.  During such one

(1)  year period and prior to the expiration of the Option by its terms,  the

Optionee may exercise any Option granted to him, but only to the extent  such

Options  were exercisable on the date the Optionee ceased to be employed  by,

or  ceased  to  have  a  relationship with,  the  Corporation  by  reason  of disability and except as so exercised, such Options shall expire at  the  end of such one (1) year period unless such Options by their terms  expire before such  date.  The decision as to whether a termination by reason of disability has  occurred shall be made by the Committee, whose decision shall  be  final and conclusive.

               6.5.3      Termination for Cause.  If an Optionee's employment

by,  or  relationship  with, the Corporation is terminated  for  cause,  such

Optionee's Option shall expire immediately; provided, however, the  Committee may,  in  its  sole discretion, within thirty (30) days of such  termination,

waive the expiration of the Option by giving written notice of such waiver to the  Optionee  at such Optionee's last known address.  In the event  of  such waiver,  the Optionee may exercise the Option only to such extent,  for  such time, and upon such terms and conditions as if such Optionee had ceased to be employed by, or ceased to have a relationship with, the Corporation upon the date of such termination for a reason other than disability, cause, or death.

Termination  for  cause shall include termination for  malfeasance  or  gross misfeasance in the performance of duties or conviction of illegal activity in connection  therewith  or any conduct detrimental to  the  interests  of  the

Corporation.   The determination of the Committee with respect to  whether  a termination for cause has occurred shall be final and conclusive.

          6.6   Withholding  of Taxes.  As a condition to  the  exercise,  in whole  or  in  part, of any Options the Board of Directors may  in  its  sole discretion require the Optionee to pay, in addition to the purchase price  of the  Shares  covered by the Option an amount equal to any Federal,  state  or local  taxes  that  may  be required to be withheld in  connection  with  the exercise of such Option.

          6.7  No Rights to Continued Employment or Relationship.

Nothing contained in this Plan or in any Option Agreement shall obligate  the

Corporation to employ or have another relationship with any Optionee for  any period  or  interfere in any way with the right of the Corporation to  reduce

such   Optionee's  compensation  or  to  terminate  the  employment   of   or

relationship with any Optionee at any time.

          6.8   Time  of  Granting Options.  The time an Option  is  granted,

sometimes  referred  to herein as the date of grant, shall  be  the  day  the

Corporation  executes  the  Option  Agreement;  provided,  however,  that  if appropriate  resolutions of the Committee indicate that an Option  is  to  be granted  as  of  and on some prior or future date, the time  such  Option  is granted shall be such prior or future date.

          6.9   Privileges of Stock Ownership.  No Optionee shall be entitled to the privileges of stock ownership as to any Shares not actually issued and delivered  to such Optionee.  No Shares shall be purchased upon the  exercise of  any Option unless and until, in the opinion of the Corporation's counsel,

any  then  applicable requirements of any laws or governmental or  regulatory agencies having jurisdiction and of any exchanges upon which the stock of the

Corporation may be listed shall have been fully complied with.

          6.10  Securities Laws Compliance.  The Corporation will  diligently endeavor to comply with all applicable securities laws before any Options are granted  under the Plan and before any Shares are issued pursuant to Options.

Without limiting the generality of the foregoing, the Corporation may require from  the Optionee such investment representation or such agreement, if  any,

as  counsel for the Corporation may consider necessary or advisable in  order to  comply with the Securities Act of 1933 as then in effect, and may require that the Optionee agree that any sale of the Shares will be made only in such manner as is permitted by the Committee.  The Committee in its discretion may cause the Shares underlying the Options to be registered under the Securities

Act  of  1933, as amended, by the filing of a Form S-8 Registration Statement covering the Options and Shares underlying such Options.  Optionee shall take any  action  reasonably  requested  by the  Corporation  in  connection  with registration or qualification of the Shares under federal or state securities laws.

          6.11   Option   Agreement.   Each  Incentive   Stock   Option   and

Nonqualified  Option  granted  under this Plan  shall  be  evidenced  by  the appropriate  written Stock Option Agreement ("Option Agreement") executed  by the  Corporation  and the Optionee in a form substantially the  same  as  the appropriate form of Option Agreement attached as Exhibit I or II hereto  (and made  a  part  hereof  by  this reference) and  shall  contain  each  of  the provisions  and  agreements specifically required  to  be  contained  therein pursuant to this Section 6, and such other terms and conditions as are deemed desirable by the Committee and are not inconsistent with the purpose  of  the

Plan as set forth in Section 1.

     7.  PLAN AMENDMENT AND TERMINATION.

          7.1   Authority  of  Committee.  The  Committee  may  at  any  time discontinue  granting Options under the Plan or otherwise suspend,  amend  or terminate  the  Plan  and  may, with the consent of an  Optionee,  make  such modification of the terms and conditions of such Optionee's Option as it shall deem advisable; provided that, except as permitted under the provisions of  Section 5.2, the Committee shall have no authority to make any  amendment or  modification  to  this  Plan or any outstanding Option  thereunder  which

would:   (i)  increase the maximum number of shares which  may  be  purchased pursuant to Options granted under the Plan, either in the aggregate or by  an

Optionee (except pursuant to Section 5.2); (ii) change the designation of the

class   of  the  employees  eligible  to  receive  Incentive  Stock  Options;

(iii)  extend  the term of the Plan or the maximum Option period  thereunder;

(iv)  decrease the minimum Incentive Stock Option price or permit  reductions of  the  price  at which shares may be purchased for Incentive Stock  Options granted under the Plan; or (v) cause Incentive Stock Options issued under the

Plan  to fail to meet the requirements of incentive stock options under  Code

Section  422A.  An amendment or modification made pursuant to the  provisions of this Section 7 shall be deemed adopted as of the date of the action of the

Committee  effecting such amendment or modification and  shall  be  effective immediately,  unless otherwise provided therein, subject to approval  thereof

(1)  within  twelve  (12)  months  before or  after  the  effective  date  by stockholders of the Corporation holding not less than a majority vote of  the voting  power of the Corporation voting in person or by proxy at a duly  held stockholders meeting when required to maintain or satisfy the requirements of

Code  Section 422A with respect to Incentive  Stock Options, and (2)  by  any

appropriate  governmental  agency.   No Option  may  be  granted  during  any

suspension or after termination of the Plan.

          7.2   Ten (10) Year Maximum Term.  Unless previously terminated  by the  Committee,  this Plan shall terminate on April 1, 2012, and  no  Options shall be granted under the Plan thereafter.

          7.3   Effect  on  Outstanding Options.   Amendment,  suspension  or

termination  of  this Plan shall not, without the consent  of  the  Optionee,

alter  or  impair  any  rights or obligations under  any  Option  theretofore granted.

     8.  EFFECTIVE DATE OF PLAN.  This Plan shall be effective as of April 1,

2002, the date the Plan was adopted by the Board of Directors, subject to the approval of the Plan by the affirmative vote of a majority of the issued  and outstanding Shares of common stock of the Corporation represented and  voting at a duly held meeting at which a quorum is present within twelve (12) months

thereafter.   The Committee shall be authorized and empowered to make  grants of  Options pursuant to this Plan prior to such approval of this Plan by  the stockholders;  provided, however, in such event the Option  grants  shall  be made subject to the approval of both this Plan and such Option grants by  the stockholders in accordance with the provisions of this Section 8.

     9.  MISCELLANEOUS PROVISIONS.

          9.1    Exculpation  and  Indemnification.   The  Corporation  shall

indemnify  and  hold  harmless the Committee from and  against  any  and  all liabilities, costs and expenses incurred by such persons as a result  of  any act,  or omission to act, in connection with the performance of such persons'

duties,  responsibilities and obligations under the  Plan,  other  than  such liabilities, costs and expenses as may result from the gross negligence,  bad faith, willful conduct and/or criminal acts of such persons.

          9.2   Governing Law.  The Plan shall be governed and  construed  in accordance with the laws of the State of North Dakota and the Code.

          9.3   Compliance  with  Applicable  Laws.   The  inability  of  the

Corporation to obtain from any regulatory body having jurisdiction  authority deemed  by  the Corporation's counsel to be necessary to the lawful  issuance and  sale  of  any  Shares upon the exercise of an Option shall  relieve  the

Corporation of any liability in respect of the non-issuance or sale  of  such

Shares as to which such requisite authority shall not have been obtained.



                                   As approved by the Board of Directors on February 8, 2002.


                                   By:__________________________
                                      RICHARD HANNIGAN, Secretary

                                                        EXHIBIT I

                           [FORM OF]

                INCENTIVE STOCK OPTION AGREEMENT

     THIS  INCENTIVE STOCK OPTION AGREEMENT ("Agreement") is entered into  as of,  by and between VOYAGER ENTERTAINMENT INTERNATIONAL, INC., a North Dakota

corporation ("Corporation"), and                   ("Optionee").

                        R E C I T A L S

     A.    On  February  8, 2002, the Board of Directors of  the  Corporation

adopted the VOYAGER ENTERTAINMENT INTERNATIONAL, INC. 2002 Stock Option  Plan

(the "Plan").

     B.    Pursuant to the Plan, on ________________, the Board of  Directors

of  the  Corporation  acting as the Plan Committee  ("Committee")  authorized granting  to  Optionee options to purchase shares of the common stock,  $.001 par  value,  of  the Corporation ("Shares") for the term and subject  to  the terms and conditions hereinafter set forth.

                       A G R E E M E N T

     It is hereby agreed as follows:

     1.    CERTAIN  DEFINITIONS.  Unless otherwise  defined  herein,  or  the context  otherwise clearly requires, terms with initial capital letters  used herein shall have the meanings assigned to such terms in the Plan.

     2.    GRANT  OF  OPTIONS.  The Corporation hereby  grants  to  Optionee,

options  ("Options") to purchase all or any part of             Shares,  upon

and subject to the terms and conditions of the Plan, which is incorporated in full  herein  by this reference, and upon the other terms and conditions  set forth herein.

     3.   OPTION PERIOD.  The Options shall be exercisable at any time during the  period  commencing on the following dates (subject to the provisions  of

Section  18) and expiring on the date ten (10) years from the date of  grant,

unless earlier terminated pursuant to Section 7:

         [terms of option vesting to be set forth here]

     4.    METHOD OF EXERCISE.  The Options shall be exercisable by  Optionee by  giving written notice to the Corporation of the election to purchase  and of  the  number  of  Shares Optionee elects to purchase, such  notice  to  be accompanied  by  such  other executed instruments  or  documents  as  may  be required  by  the Committee pursuant to this Agreement, and unless  otherwise directed by the Committee, Optionee shall at the time of such exercise tender the purchase price of the Shares he has elected to purchase.  An Optionee may purchase  less  than  the  total number of Shares for  which  the  Option  is exercisable,  provided that a partial exercise of an Option may  not  be  for less  than  One Hundred (100) Shares.  If Optionee shall not purchase all  of the  Shares which he is entitled to purchase under the Options, his right  to purchase the remaining unpurchased Shares shall continue until expiration  of the  Options.  The Options shall be exercisable with respect of whole  Shares only, and fractional Share interests shall be disregarded.

     5.    AMOUNT OF PURCHASE PRICE.  The purchase price per Share  for  each

Share  which  Optionee  is entitled to purchase under the  Options  shall  be per Share.

     6.    PAYMENT  OF PURCHASE PRICE.  At the time of Optionee's  notice  of exercise  of  the Options, Optionee shall tender in cash or by  certified  or bank  cashier's check payable to the Corporation, the purchase price for  all

Shares then being purchased.  Provided, however, the Board of Directors  may,

in  its  sole  discretion, permit payment by the Corporation of the  purchase price in whole or in part with Shares.  If the Optionee is so permitted,  and the  Optionee elects to make payment with Shares, the Optionee shall  deliver to the Corporation certificates representing the number of Shares in payment for new Shares, duly endorsed for transfer to the Corporation, together with any  written  representations  relating to  title,  liens  and  encumbrances,

securities   laws,  rules  and  regulatory  compliance,  or  other   matters,

reasonably  requested  by the Board of Directors.  The  value  of  Shares  so tendered  shall  be  their Fair Market Value Per Share on  the  date  of  the

Optionee's notice of exercise.

     7.    EFFECT  OF TERMINATION OF EMPLOYMENT.  If an Optionee's employment or  other relationship with the Corporation (or a Subsidiary) terminates, the effect of the termination on the Optionee's rights to acquire Shares shall be as follows:

          7.1   Termination  for  Other  than Disability  or  Cause.   If  an

Optionee ceases to be employed by, or ceases to have a relationship with, the

Corporation  or  a  Subsidiary for any reason other than  for  disability  or cause,  such Optionee's Options shall expire not later than three (3)  months

thereafter.   During such three (3) month period and prior to the  expiration of  the Option by its terms, the Optionee may exercise any Option granted  to him,  but  only to the extent such Options were exercisable on  the  date  of termination  of  his employment or relationship and except as  so  exercised,

such  Options  shall expire at the end of such three (3) month period  unless such  Options  by their terms expire before such date.  The  decision  as  to whether a termination for a reason other than disability, cause or death  has occurred  shall be made by the Committee, whose decision shall be  final  and conclusive, except that employment shall not be considered terminated in  the case  of  sick  leave  or other bona fide leave of absence  approved  by  the

Corporation.

          7.2   Disability.   If  an Optionee ceases to be  employed  by,  or

ceases to have a relationship with, the Corporation or a Subsidiary by reason of  disability (within the meaning of Code Section 22(e)(3)), such Optionee's

Options  shall expire not  later than one (1) year thereafter.   During  such

one (1) year period and prior to the expiration of the Option by its terms, the Optionee may exercise any Option granted to him, but only to the extent such  Options were exercisable on the date the Optionee ceased to be employed by,  or ceased to have a relationship with, the Corporation or Subsidiary  by reason of disability.  The decision as to whether a termination by reason  of disability has occurred shall be made by the Committee, whose decision  shall be final and conclusive.

          7.3   Termination  for Cause.  If an Optionee's employment  by,  or relationship with, the Corporation or a Subsidiary is terminated  for  cause,

such  Optionee's  Option  shall expire immediately;  provided,  however,  the

Committee  may,  in  its sole discretion, within thirty  (30)  days  of  such termination, waive the expiration of the Option by giving written  notice  of

such  waiver to the Optionee at such Optionee's last known address.   In  the

event  of  such  waiver, the Optionee may exercise the Option  only  to  such extent, for such time, and upon such terms and conditions as if such Optionee had  ceased  to  be employed by, or ceased to have a relationship  with,  the

Corporation  or a Subsidiary upon the date of such termination for  a  reason other  than disability, cause or death.  Termination for cause shall  include termination for malfeasance or gross misfeasance in the performance of duties or  conviction  of illegal activity in connection therewith  or  any  conduct

detrimental  to  the  interests  of the Corporation  or  a  Subsidiary.   The

determination  of  the Committee with respect to whether  a  termination  for cause has occurred shall be final and conclusive.

     8.     NONTRANSFERABILITY  OF  OPTIONS.   The  Options  shall   not   be

transferable,  either voluntarily or by operation of law, otherwise  than  by will  or the laws of descent and distribution and shall be exercisable during the Optionee's lifetime only by Optionee.

     9.    ADDITIONAL  RESTRICTIONS REGARDING DISPOSITIONS  OF  SHARES.   The

Shares  acquired pursuant to the exercise of Options shall be subject to  the restrictions set forth in Exhibit "A" attached hereto and incorporated herein as if fully set forth.

     10.   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.  As used  herein,  the term  "Adjustment  Event" means an event pursuant to  which  the  outstanding

Shares  of  the  Corporation are increased, decreased  or  changed  into,  or exchanged  for  a  different number or kind of shares or securities,  without receipt  of consideration by the Corporation, through reorganization, merger,

recapitalization, reclassification, stock split, reverse stock  split,  stock

dividend,  stock  consolidation or otherwise.   Upon  the  occurrence  of  an

Adjustment Event, (i) appropriate and proportionate adjustments shall be made to  the  number  and kind and exercise price for the shares  subject  to  the

Options,  and (ii) appropriate amendments to this Agreement shall be executed by  the  Corporation and Optionee if the Committee determines  that  such  an

amendment  is  necessary  or  desirable  to  reflect  such  adjustments.   If

determined  by the Committee to be appropriate, in the event of an Adjustment

Event  which  involves the substitution of securities of a corporation  other

than  the  Corporation,  the  Committee  shall  make  arrangements  for   the

assumptions  by  such other corporation of the Options.  Notwithstanding  the foregoing, any such adjustment to the Options shall be made without change in the  total  exercise  price  applicable to the  unexercised  portion  of  the

Options, but with an appropriate adjustment to the number of shares, kind  of

shares  and  exercise  price  for each share subject  to  the  Options.   The

determination  by  the  Committee  as  to  what  adjustments,  amendments  or arrangements  shall  be  made pursuant to this Section  10,  and  the  extent thereof, shall be final and conclusive.  No fractional Shares shall be issued on account of any such adjustment or arrangement.

     11.   NO  RIGHTS  TO  CONTINUED  EMPLOYMENT  OR  RELATIONSHIP.   Nothing

contained in this Agreement shall obligate the Corporation to employ or  have another  relationship with Optionee for any period or interfere  in  any  way with  the  right of the Corporation to reduce Optionee's compensation  or  to terminate the employment of or relationship with Optionee at any time.

     12.   TIME  OF GRANTING OPTIONS.  The time the Options shall  be  deemed

granted, sometimes referred to herein as the "date of grant," shall be    .

     13.   PRIVILEGES OF STOCK OWNERSHIP.  Optionee shall not be entitled  to the  privileges of stock ownership as to any Shares not actually  issued  and delivered to Optionee.  No Shares shall be purchased upon the exercise of any

Options  unless and until, in the opinion of the Corporation's  counsel,  any then  applicable  requirements  of any laws, or  governmental  or  regulatory agencies  having jurisdiction, and of any exchanges upon which the  stock  of the Corporation may be listed shall have been fully complied with.

     14.   SECURITIES  LAWS  COMPLIANCE.   The  Corporation  will  diligently

endeavor  to comply with all applicable securities laws before any  stock  is

issued  pursuant  to the Options.   Without limiting the  generality  of  the

foregoing,  the  Corporation may require from the  Optionee  such  investment representation or such agreement, if any, as counsel for the Corporation  may consider necessary in order to comply with the Securities Act of 1933 as then in  effect,  and  may require that the Optionee agree that any  sale  of  the

Shares  will  be  made only in such manner as is permitted by the  Committee.

The  Committee may in its discretion cause the Shares underlying the  Options to be registered under the Securities Act of 1933 as amended by filing a Form

S-8 Registration Statement covering the Options and the Shares underlying the

Options.   Optionee  shall  take  any  action  reasonably  requested  by  the

Corporation  in connection with registration or qualification of  the  Shares under federal or state securities laws.

     15.  INTENDED TREATMENT AS INCENTIVE STOCK OPTIONS.  The Options granted herein are intended to be "incentive stock options" to which Sections 421 and

422A  of  the  Internal Revenue Code of 1986, as amended from  time  to  time

("Code") apply, and shall be construed to implement that intent.  If  all  or any  part of the Options shall not be subject to Sections 421 and 422A of the

Code, the Options shall nevertheless be valid and carried into effect.

     16.  PLAN CONTROLS.  The Options shall be subject to and governed by the provisions of the Plan.  All determinations and interpretations of  the  Plan made by the Committee shall be final and conclusive.

     17.  SHARES SUBJECT TO LEGEND.  If deemed necessary by the Corporation's counsel,  all certificates issued to represent Shares purchased upon exercise of  the Options shall bear such appropriate legend conditions as counsel  for the Corporation shall require.

     18.  CONDITIONS TO OPTIONS.

          18.1 Compliance with Applicable Laws.  THE CORPORATION'S OBLIGATION

TO ISSUE SHARES OF ITS COMMON STOCK UPON EXERCISE OF THE OPTIONS IS EXPRESSLY

CONDITIONED  UPON  THE COMPLETION BY THE CORPORATION OF ANY  REGISTRATION  OR

OTHER  QUALIFICATION  OF SUCH SHARES UNDER ANY STATE AND/OR  FEDERAL  LAW  OR

RULINGS OR REGULATIONS OF ANY GOVERNMENTAL REGULATORY BODY, OR THE MAKING  OF

SUCH INVESTMENT REPRESENTATIONS OR OTHER REPRESENTATIONS AND UNDERTAKINGS  BY

THE OPTIONEE OR ANY PERSON ENTITLED TO EXERCISE THE OPTION IN ORDER TO COMPLY

WITH  THE  REQUIREMENTS OF ANY EXEMPTION FROM ANY SUCH REGISTRATION OR  OTHER

QUALIFICATION  OF  SUCH  SHARES  WHICH  THE  COMMITTEE  SHALL,  IN  ITS  SOLE

DISCRETION,  DEEM NECESSARY OR ADVISABLE.  SUCH REQUIRED REPRESENTATIONS  AND

UNDERTAKINGS MAY INCLUDE REPRESENTATIONS AND AGREEMENTS THAT THE OPTIONEE  OR

ANY  PERSON ENTITLED TO EXERCISE THE OPTION (i) IS NOT PURCHASING SUCH SHARES

FOR DISTRIBUTION AND (ii) AGREES TO HAVE PLACED UPON THE FACE AND REVERSE  OF

ANY  CERTIFICATES A LEGEND SETTING FORTH ANY REPRESENTATIONS AND UNDERTAKINGS

WHICH HAVE BEEN GIVEN TO THE COMMITTEE OR A REFERENCE THERETO.

          18.2  SHAREHOLDER APPROVAL OF PLAN.  IF THE OPTIONS GRANTED  HEREBY

ARE  GRANTED  PRIOR  TO  APPROVAL OF THE PLAN  BY  THE  SHAREHOLDERS  OF  THE

CORPORATION PURSUANT TO SECTION 8 OF THE PLAN, THE GRANT OF THE OPTIONS  MADE

HEREBY  IS  EXPRESSLY  CONDITIONED  UPON  AND  SUCH  OPTIONS  SHALL  NOT   BE

EXERCISABLE  UNTIL  THE  APPROVAL OF THE PLAN  BY  THE  SHAREHOLDERS  OF  THE

CORPORATION IN ACCORDANCE WITH THE PROVISIONS OF SECTION 8 OF THE PLAN.

          18.3  Maximum  Exercise Period.  Notwithstanding any  provision  of this  Agreement to the contrary, the Options shall expire no later  than  ten years  from  the  date hereof or five years if, as of the  date  hereof,  the

Optionee  owns or is considered to own by reason of Code Section 425(d)  more than  10% of the total combined voting power of all classes of stock  of  the

Corporation or any Subsidiary or parent corporation of the Corporation.

     19.  MISCELLANEOUS.

          19.1  Binding Effect.  This Agreement shall bind and inure  to  the

benefit   of   the   successors,  assigns,  transferees,   agents,   personal

representatives, heirs and legatees of the respective parties.

          19.2  Further Acts.  Each party agrees to perform any further  acts and execute and deliver any documents which may be necessary to carry out the provisions of this Agreement.

          19.3  Amendment.  This Agreement may be amended at any time by  the written agreement of the Corporation and the Optionee.

          19.4  Syntax.  Throughout this Agreement, whenever the  context  so requires,  the  singular shall include the plural, and the  masculine  gender shall include the feminine and neuter genders.  The headings and captions  of the  various  Sections hereof are for convenience only  and  they  shall  not limit, expand or otherwise affect the construction or interpretation of  this

Agreement.

          19.5  Choice of Law.  The parties hereby agree that this  Agreement has  been  executed and delivered in the State of North Dakota and  shall  be construed, enforced and governed by the laws thereof.  This Agreement  is  in all respects intended by each party hereto to be deemed and construed to have been  jointly prepared by the parties and the parties hereby expressly  agree that  any  uncertainty or ambiguity existing herein shall not be  interpreted against either of them.

          19.6  Severability.  In  the  event  that  any  provision  of  this

Agreement  shall  be held invalid or unenforceable, such provision  shall  be severable  from,  and  such  invalidity  or  unenforceability  shall  not  be construed to have any effect on, the remaining provisions of this Agreement.

          19.7  Notices.  All notices and demands between the parties  hereto shall  be  in  writing and shall be served either by registered or  certified mail,  and such notices or demands shall be deemed given and made forty-eight

(48)  hours  after  the  deposit thereof in the United States  mail,  postage prepaid, addressed to the party to whom such notice or demand is to be  given or  made, and the issuance of the registered receipt therefor.  If served  by telegraph, such notice or demand shall be deemed given and made at  the  time the  telegraph  agency shall confirm to the sender, delivery thereof  to  the

addressee.   All  notices and demands to Optionee or the Corporation  may  be given to them at the following addresses:

        If to Optionee:



        If to Corporation:   VOYAGER ENTERTAINMENT INTERNATIONAL, INC.








Such  parties may designate in writing from time to time such other place  or places that such notices and demands may be given.

            19.8  Entire  Agreement.  This Agreement constitutes  the  entire agreement between the parties hereto pertaining to the subject matter hereof,

this  Agreement  supersedes  all  prior and  contemporaneous  agreements  and understandings  of the parties, and there are no warranties,  representations or  other  agreements  between  the parties in connection  with  the  subject

matter  hereof  except  as set forth or referred to herein.   No  supplement,

modification  or  waiver or termination of this Agreement  shall  be  binding unless  executed in writing by the party to be bound thereby.  No  waiver  of any  of  the  provisions of this Agreement shall constitute a waiver  of  any other  provision  hereof  (whether or not  similar)  nor  shall  such  waiver constitute a continuing waiver.

            19.9  Attorneys'  Fees.   In the event that  any  party  to  this

Agreement institutes any action or proceeding, including, but not limited to,

litigation or arbitration, to preserve, to protect or to enforce any right or benefit  created by or granted under this Agreement, the prevailing party  in each  respective such action or proceeding shall be entitled, in addition  to any and all other relief granted by a court or other tribunal or body, as may be appropriate, to an award in such action or proceeding of that sum of money which  represents the attorneys' fees reasonably incurred by  the  prevailing party  therein  in  filing or otherwise instituting  and  in  prosecuting  or otherwise pursuing or defending such action or proceeding, and, additionally,
the  attorneys'  fees  reasonably  incurred  by  such  prevailing  party   in

negotiating any and all matters underlying such action or proceeding  and  in preparation for instituting or defending such action or proceeding.



        IN  WITNESS WHEREOF, the parties have entered into this Agreement  as of the date first set forth above.

                         "CORPORATION"

                         VOYAGER ENTERTAINMENT
                         INTERNATIONAL, INC.
                         a North Dakota corporation



                         By:
                                                Secretary

                         "OPTIONEE"

                                                       EXHIBIT II
                           [FORM OF]

              NON-QUALIFIED STOCK OPTION AGREEMENT


     THIS  NON-QUALIFIED STOCK OPTION AGREEMENT ("Agreement") is entered into

as  of                            ,  by  and  between  VOYAGER  ENTERTAINMENT

INTERNATIONAL,   INC.,  a  North  Dakota  corporation  ("Corporation"),   and

____________________ ("Optionee").



                        R E C I T A L S



     A.    On  February  8, 2002, the Board of Directors of  the  Corporation

adopted,  subject  to  the  approval of the Corporation's  shareholders,  the

VOYAGER  ENTERTAINMENT  INTERNATIONAL,  INC.  2002  Stock  Option  Plan  (the

"Plan").

     B.    Pursuant  to the Plan, on                         , the  Board  of

Directors  of  the  Corporation  acting as the Plan  Committee  ("Committee")

authorized  granting  to Optionee options to purchase shares  of  the  common stock,  $.001  par  value, of the Corporation ("Shares")  for  the  term  and subject to the terms and conditions hereinafter set forth.

                       A G R E E M E N T

     It is hereby agreed as follows:

     1.    CERTAIN  DEFINITIONS.  Unless otherwise  defined  herein,  or  the context  otherwise clearly requires, terms with initial capital letters  used herein shall have the meanings assigned to such terms in the Plan.

     2.    GRANT  OF  OPTIONS.  The Corporation hereby  grants  to  Optionee,

options ("Options") to purchase all or any part of __________ Shares, upon and subject to the terms and conditions of the Plan, which is incorporated in full  herein  by this reference, and upon the other terms and conditions  set forth herein.

     3.   OPTION PERIOD.  The Options shall be exercisable at any time during the  period  commencing on the following dates (subject to the provisions  of

Section  18) and expiring on the date five (5) years from the date of  grant,

unless earlier terminated pursuant to Section 7:



          [Terms of vesting to be set forth here]



     4.    METHOD OF EXERCISE.  The Options shall be exercisable by  Optionee by  giving written notice to the Corporation of the election to purchase  and of  the  number  of  Shares Optionee elects to purchase, such  notice  to  be accompanied  by  such  other executed instruments  or  documents  as  may  be required  by  the Committee pursuant to this Agreement, and unless  otherwise directed by the Committee, Optionee shall at the time of such exercise tender the purchase price of the Shares he has elected to purchase.  An Optionee may purchase  less  than  the  total number of Shares for  which  the  Option  is exercisable,  provided that a partial exercise of an Option may  not  be  for less  than One Hundred (100) Shares.  If Optionee shall not purchase  all  of the  Shares which he is entitled to purchase under the Options, his right  to purchase the remaining unpurchased Shares shall continue until expiration  of the  Options.  The Options shall be exercisable with respect of whole  Shares only, and fractional Share interests shall be disregarded.

     5.    AMOUNT OF PURCHASE PRICE.  The purchase price per Share  for  each

Share  which Optionee is entitled to purchase under the Options  shall  be  $

per Share.

     6.    PAYMENT  OF  PURCHASE PRICE. At the time of Optionee's  notice  of exercise  of  the Options, Optionee shall tender in cash or by  certified  or bank  cashier's check payable to the Corporation, the purchase price for  all

Shares then being purchased.  Provided, however, the Board of Directors  may,

in  its  sole  discretion, permit payment by the Corporation of the  purchase price in whole or in part with Shares.  If the Optionee is so permitted,  and the  Optionee elects to make payment with Shares, the Optionee shall  deliver to  the Corporation certificates representing the number of Shares in payment for  new Shares, duly endorsed for transfer to the Corporation, together with any  written  representations  relating to  title,  liens  and  encumbrances,

securities   laws,  rules  and  regulatory  compliance,  or  other   matters,

reasonably  requested  by the Board of Directors.  The  value  of  Shares  so tendered  shall  be  their Fair Market Value Per Share on  the  date  of  the

Optionee's notice of exercise.

     7.    EFFECT  OF  TERMINATION OF RELATIONSHIP OR DEATH.   If  Optionee's

relationship   with  the  Corporation  as  a  director  terminates   (whether

voluntarily   or   involuntarily  because  he  is  not  re-elected   by   the

shareholders), or if optionee dies, all options which have previously  vested shall expire six (6) months thereafter.  All unvested options shall laps  and

automatically  expire.   During such six (6) month period  (or  such  shorter

period  prior to the expiration of the Option by its own terms), such Options may be exercised by the Optionee, his executor or administrator or the person or  persons to whom the Option is transferred by will or the applicable  laws of  descent and distribution, as the case may be, but only to the extent such

Options  were  exercisable on the date Optionee ceased to have a relationship with the Corporation as a director or died.

     8.     NONTRANSFERABILITY  OF  OPTIONS.   The  Options  shall   not   be

transferable,  either voluntarily or by operation of law, otherwise  than  by will  or the laws of descent and distribution and shall be exercisable during the Optionee's lifetime only by Optionee.

     9.    ADDITIONAL  RESTRICTIONS REGARDING DISPOSITIONS  OF  SHARES.   The

Shares  acquired pursuant to the exercise of Options shall be subject to  the restrictions set forth in Exhibit "A" attached hereto and incorporated herein as if fully set forth.

     10.   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.  As used  herein,  the term  "Adjustment  Event" means an event pursuant to  which  the  outstanding

Shares  of  the  Corporation are increased, decreased  or  changed  into,  or exchanged  for  a  different number or kind of shares or securities,  without receipt  of consideration by the Corporation, through reorganization, merger,

recapitalization, reclassification, stock split, reverse stock  split,  stock

dividend,  stock  consolidation or otherwise.   Upon  the  occurrence  of  an

Adjustment Event, (i) appropriate and proportionate adjustments shall be made to  the  number  and kind and exercise price for the shares  subject  to  the

Options,  and (ii) appropriate amendments to this Agreement shall be executed by  the  Corporation and Optionee if the Committee determines  that  such  an

amendment  is  necessary  or  desirable  to  reflect  such  adjustments.   If

determined  by the Committee to be appropriate, in the event of an Adjustment

Event  which  involves the substitution of securities of a corporation  other

than  the  Corporation,  the  Committee  shall  make  arrangements  for   the

assumptions  by  such other corporation of the Options.  Notwithstanding  the foregoing, any such adjustment to the Options shall be made without change in the  total  exercise  price  applicable to the  unexercised  portion  of  the

Options, but with an appropriate adjustment to the number of shares, kind  of

shares  and  exercise  price  for each share subject  to  the  Options.   The

determination  by  the  Committee  as  to  what  adjustments,  amendments  or arrangements  shall  be  made pursuant to this Section  10,  and  the  extent thereof, shall be final and conclusive.  No fractional Shares shall be issued on account of any such adjustment or arrangement.

     11.   NO  RIGHTS  TO  CONTINUED  EMPLOYMENT  OR  RELATIONSHIP.   Nothing

contained in this Agreement shall obligate the Corporation to employ or  have another  relationship with Optionee for any period or interfere  in  any  way with  the  right of the Corporation to reduce Optionee's compensation  or  to terminate the employment of or relationship with Optionee at any time.

     12.   TIME  OF GRANTING OPTIONS.  The time the Options shall  be  deemed granted,  sometimes  referred to herein as the  "date  of  grant,"  shall  be

..

     13.   PRIVILEGES OF STOCK OWNERSHIP.  Optionee shall not be entitled  to the  privileges of stock ownership as to any Shares not actually  issued  and delivered to Optionee.  No Shares shall be purchased upon the exercise of any

Options  unless and until, in the opinion of the Corporation's  counsel,  any then  applicable  requirements  of any laws, or  governmental  or  regulatory agencies  having jurisdiction, and of any exchanges upon which the  stock  of the Corporation may be listed shall have been fully complied with.

     14.   SECURITIES  LAWS  COMPLIANCE.   The  Corporation  will  diligently

endeavor  to comply with all applicable securities laws before any  stock  is issued  pursuant  to  the Options.  Without limiting the  generality  of  the foregoing,  the  Corporation may require from the  Optionee  such  investment representation or such agreement, if any, as counsel for the Corporation  may consider necessary in order to comply with the Securities Act of 1933 as then in  effect,  and  may require that the Optionee agree that any  sale  of  the

Shares  will  be  made only in such manner as is permitted by the  Committee.

The  Committee may in its discretion cause the Shares underlying the  Options to be registered under the Securities Act of 1933 as amended by filing a Form

S-8 Registration Statement covering the Options and the Shares underlying the

Options.   Optionee  shall  take  any  action  reasonably  requested  by  the

Corporation  in connection with registration or qualification of  the  Shares under federal or state securities laws.

     15.   INTENDED  TREATMENT AS NON-QUALIFIED STOCK OPTIONS.   The  Options

granted  herein are intended to be non-qualified stock options  described  in

U.S.  Treasury Regulation ("Treas. Reg.") ?1.83-7 to which Sections  421  and

422A  of  the  Internal Revenue Code of 1986, as amended from  time  to  time

("Code")  do not apply, and shall be construed to implement that intent.   If

all or any part of the Options shall not be described in Treas. Reg. 1.83-7 or be subject to Sections 421 and 422A of the Code, the Options shall nevertheless be valid and carried into effect.

     16.  PLAN CONTROLS.  The Options shall be subject to and governed by the provisions of the Plan.  All determinations and interpretations of  the  Plan made by the Committee shall be final and conclusive.

     17.  SHARES SUBJECT TO LEGEND.  If deemed necessary by the Corporation's counsel,  all certificates issued to represent Shares purchased upon exercise of  the Options shall bear such appropriate legend conditions as counsel  for the Corporation shall require.

     18.  CONDITIONS TO OPTIONS.

    18.1 Compliance with Applicable Laws.  THE CORPORATION'S OBLIGATION TO ISSUE

SHARES  OF  ITS  COMMON  STOCK  UPON EXERCISE OF  THE  OPTIONS  IS  EXPRESSLY

CONDITIONED  UPON  THE COMPLETION BY THE CORPORATION OF ANY  REGISTRATION  OR

OTHER  QUALIFICATION  OF SUCH SHARES UNDER ANY STATE AND/OR  FEDERAL  LAW  OR

RULINGS OR REGULATIONS OF ANY GOVERNMENTAL REGULATORY BODY, OR THE MAKING  OF

SUCH INVESTMENT REPRESENTATIONS OR OTHER REPRESENTATIONS AND UNDERTAKINGS  BY

THE OPTIONEE OR ANY PERSON ENTITLED TO EXERCISE THE OPTION IN ORDER TO COMPLY

WITH  THE  REQUIREMENTS OF ANY EXEMPTION FROM ANY SUCH REGISTRATION OR  OTHER

QUALIFICATION  OF  SUCH  SHARES  WHICH  THE  COMMITTEE  SHALL,  IN  ITS  SOLE

DISCRETION,  DEEM NECESSARY OR ADVISABLE.  SUCH REQUIRED REPRESENTATIONS  AND

UNDERTAKINGS MAY INCLUDE REPRESENTATIONS AND AGREEMENTS THAT THE OPTIONEE  OR

ANY  PERSON ENTITLED TO EXERCISE THE OPTION (i) IS NOT PURCHASING SUCH SHARES

FOR DISTRIBUTION AND (ii) AGREES TO HAVE PLACED UPON THE FACE AND REVERSE  OF

ANY  CERTIFICATES A LEGEND SETTING FORTH ANY REPRESENTATIONS AND UNDERTAKINGS

WHICH HAVE BEEN GIVEN TO THE COMMITTEE OR A REFERENCE THERETO.

          18.2  SHAREHOLDER APPROVAL OF PLAN.  IF THE OPTIONS GRANTED  HEREBY

ARE  GRANTED  PRIOR  TO  APPROVAL OF THE PLAN  BY  THE  SHAREHOLDERS  OF  THE

CORPORATION PURSUANT TO SECTION 8 OF THE PLAN, THE GRANT OF THE OPTIONS  MADE

HEREBY  IS  EXPRESSLY  CONDITIONED  UPON  AND  SUCH  OPTIONS  SHALL  NOT   BE

EXERCISABLE  UNTIL  THE  APPROVAL OF THE PLAN  BY  THE  SHAREHOLDERS  OF  THE

CORPORATION IN ACCORDANCE WITH THE PROVISIONS OF SECTION 8 OF THE PLAN.

     19.  MISCELLANEOUS.

          19.1  Binding Effect.  This Agreement shall bind and inure  to  the

benefit   of   the   successors,  assigns,  transferees,   agents,   personal

representatives, heirs and legatees of the respective parties.

          19.2  Further Acts.  Each party agrees to perform any further  acts and execute and deliver any documents which may be necessary to carry out the provisions of this Agreement.

          19.3  Amendment.  This Agreement may be amended at any time by  the written agreement of the Corporation and the Optionee.

          19.4  Syntax.  Throughout this Agreement, whenever the  context  so requires,  the  singular shall include the plural, and the  masculine  gender shall include the feminine and neuter genders.  The headings and captions  of the  various  Sections hereof are for convenience only  and  they  shall  not limit, expand or otherwise affect the construction or interpretation of  this

Agreement.

          19.5  Choice of Law.  The parties hereby agree that this  Agreement has  been  executed and delivered in the State of North Dakota and  shall  be construed, enforced and governed by the laws thereof.  This Agreement  is  in all respects intended by each party hereto to be deemed and construed to have been  jointly prepared by the parties and the parties hereby expressly  agree that  any  uncertainty or ambiguity existing herein shall not be  interpreted against either of them.

          19.6  Severability.  In  the  event  that  any  provision  of  this

Agreement  shall  be held invalid or unenforceable, such provision  shall  be severable  from,  and  such  invalidity  or  unenforceability  shall  not  be construed to have any effect on, the remaining provisions of this Agreement.

          19.7  Notices.  All notices and demands between the parties  hereto shall  be  in  writing and shall be served either by registered or  certified mail,  and such notices or demands shall be deemed given and made forty-eight

(48)  hours  after  the  deposit thereof in the United States  mail,  postage prepaid, addressed to the party to whom such notice or demand is to be  given or  made, and the issuance of the registered receipt therefor.  If served  by telegraph, such notice or demand shall be deemed given and made at  the  time the  telegraph  agency shall confirm to the sender, delivery thereof  to  the

addressee.   All  notices and demands to Optionee or the Corporation  may  be given to them at the following addresses:

          If to Optionee:


          If to Corporation:     VOYAGER ENTERTAINMENT
                                        INTERNATIONAL, INC.


Such  parties may designate in writing from time to time such other place  or places that such notices and demands may be given.

          19.8  Entire  Agreement.   This Agreement  constitutes  the  entire

agreement between the parties hereto pertaining to the subject matter hereof,

this  Agreement  supersedes  all  prior and  contemporaneous  agreements  and understandings  of the parties, and there are no warranties,  representations or other agreements between the parties in connection with the subject matter

hereof   except  as  set  forth  or  referred  to  herein.   No   supplement,

modification  or  waiver or termination of this Agreement  shall  be  binding unless  executed in writing by the party to be bound thereby.  No  waiver  of any  of  the  provisions of this Agreement shall constitute a waiver  of  any other  provision  hereof  (whether or not  similar)  nor  shall  such  waiver constitute a continuing waiver.

          19.9  Attorneys'  Fees.   In  the event  that  any  party  to  this

Agreement institutes any action or proceeding, including, but not limited to,

litigation or arbitration, to preserve, to protect or to enforce any right or benefit  created by or granted under this Agreement, the prevailing party  in each  respective such action or proceeding shall be entitled, in addition  to any and all other relief granted by a court or other tribunal or body, as may be appropriate, to an award in such action or proceeding of that sum of money which  represents the attorneys' fees reasonably incurred by  the  prevailing party  therein  in  filing or otherwise instituting  and  in  prosecuting  or otherwise pursuing or defending such action or proceeding, and, additionally,

the  attorneys'  fees  reasonably  incurred  by   such  prevailing  party  in

negotiating any and all matters underlying such action or proceeding  and  in preparation for instituting or defending such action or proceeding.

        IN  WITNESS WHEREOF, the parties have entered into this Agreement  as of the date first set forth above.

                         "CORPORATION"

                         VOYAGER ENTERTAINMENT
                         INTERNATIONAL, INC.
                         a North Dakota corporation



                         By:
                           Secretary



                          "OPTIONEE"